As filed with the Securities and Exchange Commission on April 5, 2013

1933 Act Registration No. 333-139186

1940 Act Registration No. 811-21987

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 11	☒

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

(Exact Name of Registrant as Specified in Charter)

1290 BROADWAY, SUITE 1100

DENVER, COLORADO 80203

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 623-2577

DAVID T. BUHLER, SECRETARY

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

1290 BROADWAY, SUITE 1100

DENVER, COLORADO 80203

(Name and Address of Agent for Service)

Copy to:

PETER H. SCHWARTZ, ESQ.

DAVIS GRAHAM & STUBBS LLP

1550 SEVENTEENTH STREET, SUITE 500

DENVER, COLORADO 80202

303-892-9400

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

ALPS VARIABLE INVESTMENT TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Ibbotson Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Ibbotson Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

Ibbotson MVP ETF Portfolio: Class I (N/A), Class II (MVPTX ) and Class III (METFX)

ALPS/Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX )

April 30, 2013

The Securities and Exchange Commission has not approved or disapproved the Trust’s shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with current income and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses(1)	0.15%	0.15%
Total Annual Fund Operating Expenses	0.75%	1.00%
Fee Waiver/Expense Reimbursement(2)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.68%	0.93%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of either 0.53% of Class I shares average daily net assets through April 29, 2014 or 0.78% of Class II shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class I	$69	$233	$410	$923
Class II	$95	$311	$545	$1,217

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 22% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 80% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 20% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 70-90% of such allocation in Fixed-Income Underlying ETFs and 10-30% of such allocation in Non-Fixed Income Underlying ETFs. Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The Dow Jones Conservative U.S. Portfolio Index is the Portfolio’s primary benchmark and is a broad measure of market performance that reflects a conservative asset allocation portfolio by aggregating the performance of a portfolio constituting 20% of the Dow Jones All Stock Portfolio and 80% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 20% S&P 500 Index/73% Barclays Capital U.S. Aggregate Bond Index/7% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is the Portfolio’s secondary benchmark. This blend portfolio attempts to reflect the performance of a conservative asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market. The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income. Each index figure does not reflect any deduction for fees, expenses or taxes.

Class II shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Effective April 30, 2013, the composition of the Portfolio’s secondary benchmark was changed from 20% S&P 500 Index/80% Barclays Capital U.S. Aggregate Bond Index to 20% S&P 500 Index/73% Barclays Capital U.S. Aggregate Bond Index/7% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index. The Adviser and Sub-Adviser made this recommendation to the Board because the revised index more closely aligns to the Portfolio’s investment strategies. Information on both blended benchmarks will be shown below for a one-year transition period.

Best Quarter: 9/30/2009	4.91%	Worst Quarter: 9/30/2008	(3.27)%

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (April 30, 2007)
Ibbotson Conservative ETF Asset Allocation Portfolio – Class I	5.48%	3.53%	3.94%
Ibbotson Conservative ETF Asset Allocation Portfolio – Class II	5.21%	3.27%	3.64%
Dow Jones Conservative U.S. Portfolio Index	6.86%	6.13%	5.97%
20% S&P 500 Index/73% Barclays Capital U.S. Aggregate Bond Index /7% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index	6.29%	4.71%	4.83%
20% S&P 500 Index/80% Barclays Capital U.S. Aggregate Bond Index	6.58%	5.09%	5.19%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses(1)	0.16%	0.16%
Total Annual Fund Operating Expenses	0.68%	0.93%
Fee Waiver/Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.68%	0.93%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that TotalAnnual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of either 0.53% of Class I shares average daily net assets through April 29, 2014 or 0.78% of Class II shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class I	$69	$218	$379	$846
Class II	$95	$296	$514	$1,142

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 19% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 50-70% of such allocation in Fixed-Income Underlying ETFs and 30-50% of such allocation in Non-Fixed Income Underlying ETFs. Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The Dow Jones Moderately Conservative U.S. Portfolio Index is the Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderately conservative asset allocation portfolio by aggregating the performance of a portfolio constituting 40% of the Dow Jones All Stock Portfolio and 60% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 40% S&P 500 Index/55% Barclays Capital U.S. Aggregate Bond Index/5% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is the Portfolio’s secondary benchmark. This blend portfolio attempts to reflect the performance of a moderately conservative asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market. The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income. Each index figure does not reflect any deduction for fees, expenses or taxes.

Class II shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Effective April 30, 2013, the composition of the Portfolio’s secondary benchmark was changed from 40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index to 40% S&P 500 Index/55% Barclays Capital U.S. Aggregate Bond Index/5% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index. The Adviser and Sub-Adviser made this recommendation to the Board because the revised index more closely aligns to the Portfolio’s investment strategies. Information on both blended benchmarks will be shown below for a one-year transition period.

Best Quarter: 6/30/2009	8.54%	Worst Quarter: 12/31/2008	(7.40)%

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (April 30, 2007)
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class I	8.18%	2.95%	3.13%
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	7.87%	2.68%	2.87%
Dow Jones Moderately Conservative U.S. Portfolio Index	9.50%	5.29%	4.99%
40% S&P 500 Index/55% Barclays Capital U.S. Aggregate Bond Index/5% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index	8.73%	3.96%	4.02%
40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index	8.93%	4.23%	4.27%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses(1)	0.16%	0.16%
Total Annual Fund Operating Expenses	0.67%	0.92%
Fee Waiver/Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.67%	0.92%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of either 0.53% of Class I shares average daily net assets through April 29, 2014 or 0.78% of Class II shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class I	$68	$214	$373	$834
Class II	$94	$293	$509	$1,130

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 18% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 30-50% of such allocation in Fixed-Income Underlying ETFs and 50-70% of such allocation in Non-Fixed Income Underlying ETFs. Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The Dow Jones Moderate U.S. Portfolio Index is the Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderate asset allocation portfolio by aggregating the performance of a portfolio constituting 60% of the Dow Jones All Stock Portfolio and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 60% S&P 500 Index/38% Barclays Capital U.S. Aggregate Bond Index/2% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is the Portfolio’s secondary benchmark. This blend portfolio attempts to reflect the performance of a moderate asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market. The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income. Each index figure does not reflect any deduction for fees, expenses or taxes.

Class II shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Effective April 30, 2013, the composition of the Portfolio’s secondary benchmark was changed from 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index to 60% S&P 500 Index/38% Barclays Capital U.S. Aggregate Bond Index/2% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index. The Adviser and Sub-Adviser made this recommendation to the Board because the revised index more closely aligns to the Portfolio’s investment strategies. Information on both blended benchmarks will be shown below for a one-year transition period.

Best Quarter: 6/30/2009	12.62%	Worst Quarter: 12/31/2008	(13.09)%

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (April 30, 2007)
Ibbotson Balanced ETF Asset Allocation Portfolio – Class I	11.00%	2.42%	2.49%
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	10.81%	2.16%	2.24%
Dow Jones Moderate U.S. Portfolio Index	11.92%	4.80%	4.28%
60% S&P 500 Index/38% Barclays Capital U.S. Aggregate Bond Index/2% The Bank of America Merrill Lynch (BoA ML) 3 Month Treasury Bill Index	11.21%	3.27%	3.26%
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index	11.29%	3.38%	3.36%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses(1)	0.16%	0.16%
Total Annual Fund Operating Expenses	0.68%	0.93%
Fee Waiver/Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.68%	0.93%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of either 0.53% of Class I shares average daily net assets through April 29, 2014 or 0.78% of Class II shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class I	$69	$218	$379	$846
Class II	$95	$296	$514	$1,142

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 19% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 10-30% of such allocation in Fixed-Income Underlying ETFs and 70-90% of such allocation in Non-Fixed Income Underlying ETFs. Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. Any investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The Dow Jones Moderately Aggressive U.S. Portfolio Index is the Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderately aggressive asset allocation portfolio by aggregating the performance of a portfolio constituting 80% of the Dow Jones All Stock Portfolio and 20% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. This blend portfolio attempts to reflect the performance of a moderately aggressive asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market. Each index figure does not reflect any deduction for fees, expenses or taxes.

Class II shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Best Quarter: 6/30/2009	16.96%	Worst Quarter: 12/31/2008	(18.08)%

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (April 30, 2007)
Ibbotson Growth ETF Asset Allocation Portfolio – Class I	13.24%	1.38%	1.39%
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	12.92%	1.09%	1.12%
Dow Jones Moderately Aggressive U.S. Portfolio Index	14.31%	4.15%	3.44%
80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index	13.64%	2.52%	2.44%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses(1)	0.17%	0.17%
Total Annual Fund Operating Expenses	0.74%	0.99%
Fee Waiver/Expense Reimbursement(2)	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.70%	0.95%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of either 0.53% of Class I shares average daily net assets through April 29, 2014 or 0.78% of Class II shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class I	$72	$232	$407	$914
Class II	$97	$311	$543	$1,208

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 23% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 10% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 90% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 0-20% of such allocation in Fixed-Income Underlying ETFs and 80-100% of such allocation in Non-Fixed Income Underlying ETFs. Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate

Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The Dow Jones Aggressive U.S. Portfolio Index is the Portfolio’s primary benchmark. It is a broad measure of market performance that reflects an aggressive asset allocation portfolio by aggregating the performance of a portfolio constituting 100% of the Dow Jones All Stock Portfolio. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 90% S&P 500 Index/10% Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. This blend portfolio attempts to reflect the performance of an aggressive asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market. Each index figure does not reflect any deduction for fees, expenses or taxes.

Class II shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Best Quarter: 6/30/2009	19.29%	Worst Quarter: 12/31/2008	(21.38)%

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (April 30, 2007)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class I	14.46%	0.40%	0.51%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	14.20%	0.15%	0.26%
Dow Jones Aggressive U.S. Portfolio Index	16.96%	3.57%	2.68%
90% S&P 500 Index/10% Barclays Capital U.S. Aggregate Bond Index	14.82%	2.09%	1.99%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

IBBOTSON MVP ETF PORTFOLIO

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income while managing the Portfolio’s absolute level of volatility.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II	Class III
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses
Shareholder Service Fee	0.00%	0.00%	0.25%
Other Portfolio Expenses(1)	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses(1), (2)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.69%	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.69%	0.94%	1.19%

(1)	“Other Portfolio Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the Portfolio’s initial fiscal year.

(2) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(3) ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of Class I shares average daily net assets through April 29, 2014, 0.78% of Class II shares average daily net assets through April 29, 2014, or 1.03% of Class III shares average daily net assets through April 29, 2014. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$70	$221
Class II	$96	$300
Class III	$121	$378

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Subadviser’s strategy utilizes a quantitative model to control the Portfolio’s exposure to market volatility. The Subadviser tactically manages the underlying positions held within the Portfolio with the goal of achieving a target volatility level of approximately 9% to 11%. Volatility is a measure of the magnitude of up and down fluctuations in the aggregate value of the Portfolio’s underlying positions. To achieve this target volatility level, the Portfolio will reduce the underlying positions that have historically exhibited higher levels of volatility when expected volatility is rising. When expected volatility is dropping, the Portfolio will increase the underlying positions that have historically exhibited higher levels of volatility. To implement the tactical shifts in the underlying positions, the Portfolio may invest in financial derivatives (both index futures and index options) to control the absolute level of volatility. Additionally, the Portfolio may seek to hedge against the possibility of short-term negative equity market events. To help protect against potential short-term negative equity market events, the Portfolio may hold positions in either index futures or index options.

The Portfolio seeks exposure to a broad mix of asset classes. The Portfolio may invest, without limitation, in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations. In addition, derivatives used by the Portfolio for hedging purposes may have an imperfect correlation to the assets held by the Portfolio and may not adequately protect against losses by, or may result in greater losses for, the Portfolio.

Hedging Risk. The Portfolio’s hedging activities, although designed to help offset negative movements in the markets for the Portfolio’s investments, will not always be successful. Moreover, hedging can cause the Portfolio to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Subadviser does not expect or if the Portfolio cannot close out its position in a hedging instrument.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

New Portfolio Risk. The Portfolio is newly formed and therefore has no performance history for investors to evaluate. In addition, the Portfolio may not have significant operating history upon which to base estimations of accrued tax liabilities.

Performance

As of the date of this Prospectus, the Portfolio has not yet commenced operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns compared to benchmarks selected for the Portfolio. Updated performance information will be available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

Portfolio Managers

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since its inception.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

ALPS/ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

Investment Objective

The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “Index”)

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses
Shareholder Service Fees	0.00%	0.25%
Other Portfolio Expenses(1)	0.10%	0.10%
Total Annual Fund Operating Expenses	0.80%	1.30%
Fee Waiver/Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.80%	1.30%

(1)	“Other Portfolio Expenses” are based on estimated amounts for the Portfolio’s initial fiscal year.

(2) ALPS Advisors, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including Distribution and/or Service (12b-1) Fees, Shareholder Service Fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of either Class I or Class III shares average daily net assets through April 29, 2015. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After two years, the Example does not take into consideration the Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class I	$82	$255
Class III	$132	$412

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

Principal Investment Strategies

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. Developed by Alerian, the Index is intended to give investors a means of tracking the overall performance of the North American Energy Infrastructure sector. North American Energy Infrastructure sector companies own and operate assets that are used in the energy sector to provide the link between the source of energy (where it is produced) and the end user (where it is consumed).

The Index is comprised of equity securities of issuers headquartered or incorporated in the United States and Canada, such as Master Limited Partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and Energy Infrastructure Companies.

The Portfolio will normally invest at least 90% of its net assets in securities that comprise the Index (or depositary receipts based on such securities). Under normal conditions, the Portfolio generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Portfolio may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Pursuant to Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs.

Unlike direct investments in MLPs, income and losses from the Alerian Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Alerian Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Alerian Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Master Limited Partnerships

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLP Affiliates

MLP affiliates own assets in MLP units or ownership interests in MLPs. MLP affiliates also include U.S. and Canadian publicly traded equity securities and limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Energy Infrastructure Companies

Energy infrastructure companies (“Energy Infrastructure Companies”) are corporations headquartered or incorporated in the United States or Canada, including Canadian pipeline trusts and their successor companies. Energy Infrastructure Companies provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing. These entities separately report the transportation, storage, and/or processing of energy commodities as a distinct business segment on their consolidated financial statements.

Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate cash flow through the levy of fixed rate transportation tolls based on product throughput. Canadian pipeline trusts may be treated as corporations or partnerships for U.S. federal income tax purposes. If a Canadian pipeline trust is treated as a partnership, such Canadian pipeline trust may be an inappropriate investment for the Portfolio, or may count toward the 25% limit on qualified publicly traded partnerships that may be held by the Portfolio, as discussed above.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Investment Risk. An investment in the Portfolio is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Industry Specific Risks. The Portfolio invests primarily in companies engaged in the energy infrastructure sector. Such companies are subject to risks specific to the industry they serve including, but not limited to, the following:

•	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
•	new construction risks and acquisition risk which can limit growth potential;

•	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
•	changes in the regulatory environment;
•	extreme weather;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and reduced distributions.

MLP Affiliate Risk. The performance of securities issued by MLP affiliates primarily depends on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates.

Equity Securities Risk. Common stock, MLP common units and other equity securities may be affected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, investor sentiment towards the natural resources sector, changes in an issuer’s financial condition, and poor performance of a particular issuer.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and the NYSE MKT, certain MLP and other securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP and other securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Portfolio’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Portfolio’s ability to make dividend distributions to you.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Concentration Risk. Under normal circumstances, and to the extent consistent with the Portfolio’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Portfolio concentrates its investments in the North American Energy Infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. This means that the Portfolio has the ability to take larger positions in a smaller number of issuers than a Portfolio that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Replication Management Risk. Unlike many investment companies, the Portfolio is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Non-Correlation Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index.

New Portfolio Risk. The Portfolio is newly formed and therefore has no performance history for investors to evaluate.

The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and expenses. If the Portfolio utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Performance

As of the date of this Prospectus, the Portfolio has not yet commenced operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns compared to benchmarks selected for the Portfolio. Updated performance information will be available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio.

Portfolio Managers

Michael Akins, Senior Vice President, Index Management, of the Adviser. Mr. Akins has managed the Portfolio since its inception.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains. A portion of the Portfolio’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Portfolio Shares.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

THE PORTFOLIOS

This Prospectus describes the seven portfolios (the “Portfolios”) of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”). The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios (“Shares”) are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

There are seven Portfolios: Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson MVP ETF Portfolio (each of the foregoing an “Ibbotson Portfolio,” and collectively, the “Ibbotson Portfolios”) and ALPS/Alerian Energy Infrastructure Portfolio. The Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio and Ibbotson Aggressive Growth ETF Asset Allocation Portfolio each offer Class I and Class II shares. The Ibbotson MVP ETF Portfolio offers Class I, II and III shares, and the ALPS/Alerian Energy Infrastructure Portfolio offers Class I and Class III shares.

This Prospectus includes important information about the Portfolios that you should know before investing. You should read this Prospectus and keep it for future reference. You also should read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. The separate account prospectus provided by your intermediary contains important information about the contract, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not discussed in this Prospectus. Detailed information about the fees associated with your investment program can be found in the accompanying disclosure document included with this Prospectus. You may incur additional fees, and be subject to different terms and conditions depending on your tax situation.

THE PORTFOLIOS’ PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson Conservative ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and preservation of capital.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 80% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 20% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 70-90% of such allocation in Fixed-Income Underlying ETFs and 10-30% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-20%
Large Cap Value U.S. Equities	0-20%
Small Cap Growth U.S. Equities	0-5%
Small Cap Value U.S. Equities	0-5%
Real Estate Investment Trusts	0-5%
International (non-U.S.) Equities	0-20%
Emerging Markets Equities	0-5%
Core U.S. Bonds	0-40%
Treasury Inflation Protected Securities	0-40%
Short-Term Bonds	0-80%
Commodities	0-10%
Cash	0-80%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson Income and Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 50-70% of such allocation in Fixed-Income Underlying ETFs and 30-50% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-30%

Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-10%
Small Cap Value U.S. Equities	0-10%
Real Estate Investment Trusts	0-10%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-5%
Core U.S. Bonds	0-40%
Treasury Inflation Protected Securities	0-30%
Short-Term Bonds	0-60%
Commodities	0-10%
Cash	0-60%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson Balanced ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 30-50% of such allocation in Fixed-Income Underlying ETFs and 50-70% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-15%
Small Cap Value U.S. Equities	0-15%
Real Estate Investment Trusts	0-15%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-30%
Treasury Inflation Protected Securities	0-20%
Short-Term Bonds	0-40%
Commodities	0-10%

Cash	0-40%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 10-30% of such allocation in Fixed-Income Underlying ETFs and 70-90% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-40%
Large Cap Value U.S. Equities	0-40%
Small Cap Growth U.S. Equities	0-20%
Small Cap Value U.S. Equities	0-20%
Real Estate Investment Trusts	0-20%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-20%
Treasury Inflation Protected Securities	0-10%
Short-Term Bonds	0-20%
Commodities	0-10%
Cash	0-20%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 10% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 90% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 0-20% of such allocation in Fixed-Income Underlying ETFs and 80-100% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-50%
Large Cap Value U.S. Equities	0-50%
Small Cap Growth U.S. Equities	0-25%
Small Cap Value U.S. Equities	0-25%
Real Estate Investment Trusts	0-25%
International (non-U.S.) Equities	0-40%
Emerging Markets Equities	0-10%
Core U.S. Bonds	0-10%
Treasury Inflation Protected Securities	0-5%
Short-Term Bonds	0-10%
Commodities	0-10%
Cash	0-10%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

IBBOTSON MVP ETF PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Ibbotson MVP ETF Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income while managing the Portfolio’s absolute level of volatility.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying

ETFs” in this Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Subadviser’s strategy utilizes a quantitative model to control the Portfolio’s exposure to market volatility. The Subadviser tactically manages the underlying positions held within the Portfolio with the goal of achieving a target volatility level of approximately 9% to 11%. Volatility is a measure of the magnitude of up and down fluctuations in the aggregate value of the Portfolio’s underlying positions. To achieve this target volatility level, the Portfolio will reduce the underlying positions that have historically exhibited higher levels of volatility when expected volatility is rising. When expected volatility is dropping, the Portfolio will increase the underlying positions that have historically exhibited higher levels of volatility. To implement the tactical shifts in the underlying positions, the Portfolio may invest in financial derivatives (both index futures and index options) to control the absolute level of volatility. Additionally, the Portfolio may seek to hedge against the possibility of short-term negative equity market events. To help protect against potential short-term negative equity market events, the Portfolio may hold positions in either index futures or index options.

The Portfolio seeks exposure to a broad mix of asset classes. The Portfolio may invest, without limitation, in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Ibbotson Associates, Inc., as the subadviser to the Portfolio (the “Subadviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings

Large Cap Growth U.S. Equities	0-50%
Large Cap Value U.S. Equities	0-50%
Small Cap Growth U.S. Equities	0-25%
Small Cap Value U.S. Equities	0-25%
Real Estate Investment Trusts	0-10%
International (non-U.S.) Equities	0-40%
Emerging Markets Equities	0-20%
Core U.S. Bonds	0-80%
Treasury Inflation Protected Securities	0-50%
Short-Term Bonds	0-80%
Commodities	0-10%
Cash	0-80%
High Yield Bonds	0-20%
Emerging Market Bonds	0-15%

Principal Investment Risks

Management Risk. The Subadviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Asset Concentration Risk. The Portfolio may have positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Some Underlying ETFs may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Investments in these Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. In addition, derivatives used by the Portfolio for hedging purposes may have an imperfect correlation to the assets held by the Portfolio and may not adequately protect against losses by, or may result in greater losses for, the Portfolio.

Hedging Risk. The Portfolio’s hedging activities, although designed to help offset negative movements in the markets for the Portfolio’s investments, will not always be successful. Moreover, hedging can cause the Portfolio to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Subadviser does not expect or if the Portfolio cannot close out its position in a hedging instrument.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. In addition, the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified.” Therefore, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., and its Transfer Agent, ALPS Fund Services, Inc., or affiliates thereof, currently provide distribution and/or transfer agent services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Subadviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Subadviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are subadvised by the Subadviser. The Subadviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Exchange Traded Notes (“ETN”) Risks. The Portfolio may invest in ETNs, which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk. ETNs will be excluded from the definition of ETFs for the purposes of determining whether at least 80% of its net assets plus the amount of any borrowings for investment purposes of the Portfolio are invested in securities of exchange-traded funds.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

New Portfolio Risk. The Portfolio is newly formed and therefore has no performance history for investors to evaluate. In addition, the Portfolio may not have significant operating history upon which to base estimations of accrued tax liabilities.

ALPS/ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the ALPS/Alerian Energy Infrastructure Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “Index”).

Principal Investment Strategies

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. Developed by Alerian, the Index is intended to give investors a means of tracking the overall performance of the North American Energy Infrastructure sector. North American Energy Infrastructure sector companies own and operate assets that are used in the energy sector to provide the link between the source of energy (where it is produced) and the end user (where it is consumed).

The Index is comprised of equity securities of issuers headquartered or incorporated in the United States and Canada, such as Master Limited Partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and Energy Infrastructure Companies.

The Portfolio will normally invest at least 90% of its net assets in securities that comprise the Index (or depositary receipts based on such securities) provided that, for the reasons set forth below, the Portfolio will not invest more than 25% of the value of its assets in one or more MLPs. Under normal conditions, the Portfolio generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Portfolio may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Pursuant to Section 851(b) of the Code, the Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs.

Index Construction

The Alerian Energy Infrastructure Index is intended to give investors a means of tracking the overall performance of the North American Energy Infrastructure sector. North American Energy Infrastructure sector companies own and operate assets that are used in the energy sector to provide the link between the source of energy (where it is produced) and the end user (where it is consumed).

The Index is comprised of equity securities of issuers headquartered or incorporated in the United States and Canada, such as Master Limited Partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and corporations with energy infrastructure operations (“Energy Infrastructure Companies”). As of April 1, 2013, the Index was comprised of 30 securities.

Master Limited Partnerships

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as an MLP and not be taxed as a corporation, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

MLP Affiliates

MLP affiliates own assets in MLP units or ownership interests in MLPs. MLP affiliates also include U.S. and Canadian publicly traded equity securities and limited liability companies that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. Notably, no MLP affiliates are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies

Energy Infrastructure Companies are corporations headquartered or incorporated in the United States or Canada, including Canadian pipeline trusts and their successor companies. Energy Infrastructure Companies provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing. These entities separately report the transportation, storage, and/or processing of energy commodities as a distinct business segment on their consolidated financial statements.

Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate cash flow through the levy of fixed rate transportation tolls based on product throughput. Canadian pipeline trusts may be treated as corporations or partnerships for U.S. federal income tax purposes. If a Canadian pipeline trust is treated as a partnership, such Canadian pipeline trust may be an inappropriate investment for the Portfolio, or may count toward the 25% limit on qualified publicly traded partnerships that may be held by the Portfolio.

The information contained herein regarding the Index was provided by Alerian.

Principal Investment Risks

Investment Risk. An investment in the Portfolio is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Industry Specific Risk. Companies engaged in the energy infrastructure sector also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business include the following:

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Companies engaged in the energy infrastructure sector employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies engaged in the energy infrastructure sector may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy infrastructure industry could reduce the growth rate of cash flows received by the Portfolio from companies engaged in the energy infrastructure sector that grow through acquisitions.

The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy infrastructure industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

The profitability of companies engaged in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Most assets of such companies are heavily regulated by federal and state governments in diverse matters, such as the way in which such company assets are constructed, maintained and operated and the prices such companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of a process may be declared hazardous by a regulatory agency and unexpectedly increase production costs for a company engaged in the energy infrastructure sector. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure such a company may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Portfolio invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of companies engaged in the energy infrastructure sector. Rising interest rates could limit the capital appreciation of equity units of such companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this industry. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of companies engaged in the energy infrastructure sector.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation.

For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Portfolio derives a significant amount of its cash flow from investments in equity securities of MLPs. The amount of cash that the Portfolio will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Portfolio owns to make distributions to their partners and the tax character of those distributions. Neither the Portfolio nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. The Portfolio expects to generate significant investment income, and the Portfolio’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Portfolio may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Portfolio receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

MLP Affiliate Risk. The performance of securities issued by MLP affiliates primarily depends on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates.

Equity Securities Risk. Common stock, MLP common units and other equity securities may be affected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, investor sentiment towards the natural resources sector, changes in an issuer’s financial condition, and poor performance of a particular issuer.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Portfolio’s assets held in non-U.S. countries. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Portfolio to encounter difficulties in purchasing and selling securities on such markets and may result in the Portfolio missing attractive investment opportunities or experiencing a loss. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and the NYSE MKT, certain MLP and other securities held by the Portfolio may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP or other securities experience limited trading volumes, the prices of such MLPs or other securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Portfolio’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Portfolio’s ability to make dividend distributions to you.

Concentration Risk. Under normal circumstances, and to the extent consistent with the Portfolio’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Portfolio concentrates its investments in the North American Energy Infrastructure sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that the Portfolio may be adversely affected if one or two of its investments perform poorly.

Non-Diversification Risk. The Portfolio is a non-diversified investment company under the 1940 Act. As a result, there are no regulatory requirements under the 1940 Act that limit the proportion of the Portfolio’s assets that may be invested in securities of a single issuer. Accordingly, the Portfolio may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Portfolio will generally select its investments from the pool of North American Energy Infrastructure Companies consistent with its investment objective and policies. An investment in the Portfolio may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Portfolio’s Shares.

Replication Management Risk. Unlike many investment companies, the Portfolio is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Non-Correlation Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index.

New Portfolio Risk. The Portfolio is newly formed and therefore has no performance history for investors to evaluate.

ADDITIONAL INFORMATION ABOUT THE IBBOTSON PORTFOLIOS’ INVESTMENT STRATEGIES

Asset Allocation Investment Strategy

The Adviser and the Trust have engaged Ibbotson Associates, Inc. (“Ibbotson” or the “Subadviser”) to act as subadviser to each Ibbotson Portfolio. Subject to the Adviser’s supervision, the Subadviser allocates each Ibbotson Portfolio’s assets among a variety of asset class and short-term (money market) investments by investing in Underlying ETFs. These Underlying ETFs, in turn, may invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments. Ibbotson utilizes asset allocation models developed by Ibbotson to allocate each Ibbotson Portfolio’s assets among the Underlying ETFs. Ibbotson uses a three step asset allocation process for these Portfolios. First, Ibbotson seeks to develop an optimal long-term strategic asset allocation model for each Ibbotson Portfolio using different asset classes. Ibbotson uses a process called mean variance optimization (“MVO”) as a primary tool to develop the strategic asset class allocations. Using expected returns, standard deviations and correlations of the different asset classes, MVO seeks to identify a combination of asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return to develop a strategic ETF Asset Allocation Model for each Ibbotson Portfolio.

Next, Ibbotson applies its dynamic asset allocation process. Dynamic asset allocation is the process of making short-term deviations from the strategic ETF Asset Allocation Model based on the market outlook to add value by capitalizing on market and other systemic trends.

The goal of dynamic asset allocation overlay is to enhance the Portfolio’s overall risk and return characteristics by dynamically deviating from the long-term strategic asset allocation positions. In other words, the objective of dynamic asset allocation is to outperform a strategic Asset Allocation Model (i.e., the investment policy benchmark). The process primarily utilizes multi-factor quantitative and qualitative signals, which include broad macroeconomic factors, valuation at the asset class level, and momentum signals, along with advanced risk budgeting techniques in order to determine relative asset class over/under weights. Ibbotson implements the asset class over/underweights when they are expected to enhance a Portfolio’s returns while maintaining the expected risk characteristics. The magnitude of the dynamic decisions depends on factor strength and the confidence from the analysis, but will not exceed the overall portfolio risk budget. Ibbotson’s Investment Policy Committee meets regularly to discuss the current and future potential dynamic decisions, although only 3-5 dynamic moves are likely to occur in a given year, and more or fewer may be made depending on a variety of events impacting the markets.

Finally, having determined the long-term strategic ETF Asset Allocation Model and dynamic allocations for each Ibbotson Portfolio, Ibbotson will then seek to determine the optimal combination of Underlying ETFs, or Underlying ETF targets, in order to meet the target asset allocations for each Ibbotson Portfolio. The Adviser and Ibbotson agree from time to time to review the universe of Underlying ETFs that Ibbotson may consider when making Underlying ETF allocation decisions. Ibbotson’s analysis in selecting and weighting the Underlying ETFs from that universe may include returns-based style analysis, Underlying ETF performance analysis, review of Underlying ETF tracking error and Underlying ETF expenses. Ibbotson seeks to determine the combination of Underlying ETFs that it believes will meet the target asset allocations for each Ibbotson Portfolio.

Each Ibbotson Portfolio will invest the proceeds from the sale of its shares, reinvest dividends generated from the Underlying ETFs, reinvest other income, and redeem investments in the Underlying ETFs to provide the cash necessary to satisfy redemption requests for Ibbotson Portfolio shares. However, the portion of each Ibbotson Portfolio’s net assets represented by an Underlying ETF or asset class could differ substantially over time from the target asset allocation, as the Underlying ETFs’ asset values may change due to market movements and portfolio management decisions. Periodically, Ibbotson will re-evaluate each Ibbotson Portfolio’s asset allocation and may recommend the rebalancing of an Ibbotson Portfolio’s assets among Underlying ETFs to meet the target allocations. Each Ibbotson Portfolio may change its target allocation to each asset class, the Underlying ETFs’ exposure to each asset class, or target allocations to each Underlying ETF (including adding or deleting Underlying ETFs) without prior approval from or notice to shareholders.

Decisions to sell shares of the Underlying ETFs are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of an Ibbotson Portfolio’s portfolio holdings, or as an adjustment to an Underlying ETF’s target asset allocation based on Ibbotson’s view of the Ibbotson Portfolio’s characteristics and other allocation criteria. The Adviser retains sole, ultimate authority over the asset allocation of each Ibbotson Portfolio’s assets and the selection of, and allocation to, the particular Underlying ETFs in which the Ibbotson Portfolio will invest, but generally follows the views of Ibbotson.

For the Ibbotson MVP ETF Portfolio, the Subadviser utilizes a quantitative model to control the Portfolio’s exposure to market volatility. The Subadviser tactically manages the underlying positions held within the Portfolio with the goal of achieving a target volatility level of approximately 9% to 11%. To achieve this target volatility level, the Portfolio will reduce the underlying positions that have historically exhibited higher levels of volatility when expected volatility is rising. When expected volatility is dropping, the Portfolio will increase the underlying positions that have historically exhibited higher levels of volatility. To implement the tactical shifts in the underlying positions, the Portfolio may invest in financial derivatives (both index futures and index options) to control the absolute level of volatility. Additionally, the Portfolio may seek to hedge against the possibility of short-term negative equity market events. To help protect against potential short-term negative equity market events, the Portfolio may hold positions in either index futures or index options.

Limitations on Investments in Underlying ETFs

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some Underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Ibbotson Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. Each Ibbotson Portfolio intends to rely on such exemptive orders and to comply with the conditions specified in such exemptive orders from time to time. Any Underlying ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.

In addition, with respect to investments in “affiliated ETFs” made pursuant to such exemptive orders, the Adviser will waive fees otherwise payable to it by a Ibbotson Portfolio in an amount at least equal to any compensation received by the Adviser or an affiliated person of the Adviser from an Underlying ETF in connection with the investment by the Ibbotson Portfolio in the Underlying ETF. Similarly, the Subadviser will waive fees otherwise payable to the Subadviser, directly or indirectly, by the Ibbotson Portfolio in an amount at least equal to any compensation received by the Subadviser, or an affiliated person of the Subadviser, in connection with any investment by the Ibbotson Portfolio in the Underlying ETF made at the direction of the Subadviser. In the event that the Subadviser waives fees, the benefit of the waiver will be passed through to the Ibbotson Portfolio.

The Ibbotson Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Ibbotson Portfolio invests. The Ibbotson Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Ibbotson Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Ibbotson Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2012. The Ibbotson Portfolios each have two classes. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for each share class of the Ibbotson Portfolios would be as follows:

Portfolio	Class I	Class II	Class III
Ibbotson Conservative ETF Asset Allocation Portfolio	0.60%	0.85%	N/A
Ibbotson Income and Growth ETF Asset Allocation Portfolio	0.52%	0.77%	N/A
Ibbotson Balanced ETF Asset Allocation Portfolio	0.51%	0.76%	N/A
Ibbotson Growth ETF Asset Allocation Portfolio	0.52%	0.77%	N/A
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	0.57%	0.82%	N/A
Ibbotson MVP ETF Portfolio*	0.53%	0.78%	1.03%

*Based on estimated amounts for the Portfolio’s initial fiscal year

Some Underlying ETFs, such as those that invest primarily in commodities and commodity futures, may not be registered as investment companies under the 1940 Act.  Therefore, the restrictions on investment discussed above would not apply to those Underlying ETFs.

Information About The Underlying ETFs

The Underlying ETFs in which the Ibbotson Portfolios intend to invest may change from time to time and the Ibbotson Portfolios may invest in Underlying ETFs in addition to those described below at the discretion of the Adviser and Subadviser without prior notice to or approval of shareholders. The prospectus and SAI for each Underlying ETF is available on the SEC’s website www.sec.gov.

Each Underlying ETF will normally be invested according to its investment strategy. However, each Underlying ETF may also have the ability to invest without limitation in money market instruments or other investments for temporary defensive purposes. See “Temporary Defensive Positions” below.

Principal Investment Strategies of the Underlying ETFs

Each Underlying ETF utilizes a low cost ‘‘passive’’ or ‘‘indexing’’ investment approach to attempt to approximate the investment performance of its benchmark.

The Underlying ETFs in which the Ibbotson Portfolios invest may be changed from time to time and at any time, based on the Adviser’s and Subadviser’s judgment.

Generally, each Underlying ETF will be fully invested in accordance with its investment objectives and strategies. However, pending investment of cash balances, or if an Underlying ETF’s portfolio manager believes that business, economic, political or financial conditions warrant, an Underlying ETF may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, banker’s acceptances, and interest bearing saving deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities. Should this occur, the Underlying ETF will not be pursuing its investment objective possibly causing an affected Ibbotson Portfolio to deviate from its target asset allocation as determined by the Subadviser.

Temporary Defensive Positions

Normally, an Ibbotson Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, an Ibbotson Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, an Ibbotson Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with an Ibbotson Portfolio’s or Underlying ETF’s principal investment strategies. As a result, the Ibbotson Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments. Furthermore, there is no assurance that any such temporary defensive measures will work as intended.

ADDITIONAL INFORMATION ABOUT THE ALERIAN PORTFOLIO’S INVESTMENT STRATEGIES

Non-Principal Investment Strategies

As a principal investment strategy, the Alerian Portfolio will normally invest at least 90% of its net assets in component securities that comprise the Index. As a non-principal investment strategy, the Alerian Portfolio may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Alerian Portfolio in seeking performance that corresponds to the Index, and in managing cash flows. The Alerian Portfolio will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Alerian Portfolio.

The Alerian Portfolio may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Alerian Portfolio will not lend its portfolio securities.

Index Provider

Alerian is the index provider for the Alerian Portfolio. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Alerian Portfolio. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Alerian Portfolio to utilize the Index. The Alerian Portfolio pays no fees to Alerian or the Adviser under the Sub-Licensing Agreement.

Disclaimers

Alerian is the designer of the construction and methodology for the Index. “Alerian,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Alerian Portfolio that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not sponsored, endorsed or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Alerian Portfolio particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Alerian Portfolio. Alerian has no obligation to take the needs of the Adviser, the Alerian Portfolio or the shareholders of the Alerian Portfolio into consideration in connection with the foregoing. Alerian is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Alerian Portfolio or in the determination or calculation of the NAV of the Alerian Portfolio. Alerian has no obligation or liability in connection with the administration or trading of the Alerian Portfolio.

Alerian does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, the Alerian Portfolio, Alerian Portfolio shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Alerian Energy Infrastructure Index (the “Index”) is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Alerian Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Alerian Portfolio or the timing of the issuance or sale of the Alerian Portfolio or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Alerian Portfolio. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Master/Feeder Structure

In lieu of investing directly, a Portfolio may seek to achieve its investment objective by converting to a Master/Feeder Structure pursuant to which a Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The Master/Feeder Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale, reducing the operating expense associated with each Portfolio. The Statement of Additional Information (“SAI”) contains more information about the possible conversion to a Master/Feeder Structure.

DESCRIPTION OF SHARE CLASSES

The Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio and Ibbotson Aggressive Growth ETF Asset Allocation Portfolio each offer Class I and Class II shares. The Ibbotson MVP ETF Portfolio offers Class I, Class II and Class III shares, while the ALPS/Alerian Energy Infrastructure Portfolio offers Class I and Class III shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their contract or separate account with that company. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.

Authorized Classes

Each Portfolio may issue one or more classes of shares, in the same or separate prospectuses, which includes Class I, Class II and Class III (collectively, the “Classes” and individually, each a “Class”).

Class I, Class II and Class III shares are sold without a sales load. Class II shares are offered with fees for distribution, servicing and marketing of such shares (“12b-1 Fees”) pursuant to a Distribution Plan. The shareholder servicing activities generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. In addition to 12b-1 Fees, Class III shares are also offered with fees for non-distribution related services provided to shareholders (“Service Fees”). Class I shares do not impose 12b-1 Fees or Service Fees. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their contract or separate account with that company.

The Classes of shares issued by any Portfolio will be identical in all respects except for Class designation, allocation of certain expenses for a Class directly related to the distribution or service arrangement, or both, and voting rights. Each Class votes separately with respect to issues affecting only that Class. Shares of all Classes will represent interests in the same investment Portfolio. Therefore, each Class is subject to the same investment objectives, policies and limitations.

Class Expenses

Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets, that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”).

Class Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment adviser, underwriter, or any other provider of services to the Portfolios with respect to each Class of a Portfolio on a Class by Class basis.

Exchange Privileges

Shareholders may exchange shares of one Portfolio for shares of any of the other Portfolios of the Trust which are available for sale in their state.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is registered with the Securities and Exchange Commission as an investment adviser. The Adviser currently employs 5 investment professionals with more than 86 years combined industry experience managing subadvisers.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of Subadvisers, according to each Portfolio’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Portfolio.

Ibbotson Portfolios. Pursuant to the Investment Advisory Agreement (the “Ibbotson Advisory Agreement”), each Ibbotson Portfolio pays the Adviser an annual management fee of 0.45% based on such Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Subadviser out of the management fee the Adviser receives from the Ibbotson Portfolio. The management fee paid by each Ibbotson Portfolio (excluding the Ibbotson MVP ETF Portfolio, which is newly formed) for the fiscal year ended December 31, 2012, expressed as a percentage of average net assets is 0.45%. The Adviser has entered into a contractual arrangement with the Subadviser to reimburse equally 50% of each Portfolio’s expenses, and/or waive a portion of the advisory, subadvisory or other fees, and/or reimburse fees to the extent necessary to cap each Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.53% of average daily net assets for Class I shares and at 0.78% of average daily net assets for Class II shares through April 29, 2014, subject to acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause each Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts.

A discussion regarding the Board of Trustees’ basis for approving the Ibbotson Advisory Agreement with respect to each Ibbotson Portfolio will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2013.

Alerian Portfolio. Pursuant to the Investment Advisory Agreement (the “Alerian Advisory Agreement”), the Portfolio pays the Adviser an annual management fee of 0.70% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Alerian Advisory Agreement is two years. The Board of the Trust may extend the Alerian Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio or the Adviser may terminate the Alerian Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Alerian Portfolio will be available in the Alerian Portfolio’s semi-annual shareholder report for the period ended June 30, 2013.

Investment Subadviser

The Adviser is responsible for selecting the Subadviser to each Ibbotson Portfolio, subject to shareholder approval and applicable law, if appropriate. The Subadviser has been engaged to manage the investments of each Ibbotson Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Subadviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of primary Underlying ETFs and money market funds in the portion of each Ibbotson Portfolio’s investment portfolio under its management. The Adviser pays the Subadviser an annual subadvisory management fee of 0.15% based on such Portfolio’s average daily net assets. The Adviser pays the subadvisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The subadvisory management fee is paid on a monthly basis. The Ibbotson Portfolios are not responsible for the payment of this subadvisory management fee.

Ibbotson Associates, Inc. (“Ibbotson”), the Subadviser for each Ibbotson Portfolio, located at 22 W. Washington Street, Chicago, IL 60602, is a wholly owned subsidiary of Morningstar, Inc. and a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation. Approaching portfolio construction from the top-down through a research-based investment process, its experienced consultants and portfolio managers serve mutual fund firms, banks, broker-dealers and insurance companies worldwide. Ibbotson’s methodologies and services address all investment phases, from accumulation to retirement and the transition between the two. Rooted in academic research, Ibbotson’s portfolio development process establishes the foundation for all of its investment management services. Bridging the gap between theory and practice, the process enables Ibbotson consultants and portfolio managers to build robust portfolios for institutions and investors based on sound asset allocation principles.

A discussion regarding the Board of Trustees’ basis for approving the subadvisory agreement with respect to each Ibbotson Portfolio will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2013.

The Adviser directly manages the assets of the Alerian Portfolio, without the use of a subadviser, in accordance with the Portfolio’s investment objective, policies and restrictions.

Portfolio Managers

Ibbotson Portfolios. The individuals primarily responsible for management of the Ibbotson Portfolios are the personnel of Ibbotson identified below (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”). Ibbotson employs a team-based approach to the management of the Ibbotson Portfolios. The Portfolio Managers listed below are collectively responsible for the day-to-day management of each Ibbotson Portfolio. No one person is principally responsible for making recommendations regarding the Ibbotson Portfolio’s target asset allocation and investments.

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates in 2005. His responsibilities include the management of fund of funds clients and oversight of the investment personnel within Ibbotson Associates. Mr. Wentsel has more than 20 years of investment industry experience. Prior to joining Ibbotson, Mr. Wentsel was an executive director with Morgan Stanley, where he worked primarily on product development and management within Van Kampen Investments. Prior to Morgan Stanley, he spent 13 years with Scudder Kemper Investments, with responsibilities in their mutual fund business. Mr. Wentsel holds a bachelor’s degree in economics from the University of Illinois at Urbana-Champaign and a master’s degree in business administration, with honors, from the University of Chicago, Booth School of Business with concentrations in finance and statistics. Mr. Wentsel has managed the Portfolios since their inception in 2007.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. His responsibilities include the management of fund of funds clients across multiple financial intermediary segments. Mr. Watts helps develop and manage multiple asset allocation solutions and strategies. In addition to conducting mutual fund research, Mr. Watts helps lead the research and implementation efforts on exchange-traded products for Morningstar’s Investment Management division. Mr. Watts has more than 13 years of investment industry experience. Prior to joining Ibbotson, Mr. Watts was an Investment Manager at Allstate Financial, where he helped manage fund relationships, asset allocation efforts, and investment product research. Prior to Allstate, Mr. Watts was at A.G. Edwards, where he conducted mutual fund and stock research. Mr. Watts holds a bachelor’s degree in finance from Southern Illinois University and a master’s degree in business administration, with honors, from Saint Xavier University, Graham School of Management with concentrations in portfolio management and financial analysis. Mr. Watts has managed the Portfolios since their inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Her responsibilities include the management of fund of funds clients across multiple financial intermediary segments. Mrs. Scherkenbach helps develop and manage multiple asset allocation solutions and strategies. In addition to conducting mutual fund research, Mrs. Scherkenbach performs asset allocation modeling, portfolio construction, and fund classification. Mrs. Scherkenbach has more than 13 years of investment industry experience. Prior to joining Ibbotson, Mrs. Scherkenbach was a portfolio representative at GE Capital Equipment Financing. Mrs. Scherkenbach holds a bachelor’s degree in finance from the University of Wisconsin. Mrs. Scherkenbach has managed the Portfolios since their inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. His responsibilities include the management of fund of funds clients across multiple financial intermediary segments. Mr. Huckstep helps develop and manage multiple asset allocation solutions and strategies. In addition to conducting mutual fund research, Mr. Huckstep performs asset allocation modeling, portfolio construction, and fund classification. Mr. Huckstep has more than 20 years of investment industry experience. Prior to joining Ibbotson, Mr. Huckstep was a director of data acquisition at Morningstar, where he helped manage the data collection for international offices. Prior to Morningstar, Mr. Huckstep was a Vice President at Northern Trust, where he held multiple analyst and manager positions. Before joining Northern Trust, Mr. Huckstep was part of a commercial banking rotation program at Bank One. Mr. Huckstep holds a bachelor’s degree in economics from the University of Michigan and a master’s degree in business administration from the University of Chicago, Booth School of Business with concentrations in finance, strategy, and entrepreneurship. Mr. Huckstep has managed the Portfolios since July 2012.

Alerian Portfolio. The individual primarily responsible for management of the Alerian Portfolio is the individual identified below (the “Portfolio Manager”).

Michael Akins, Senior Vice President Index Management, of the Adviser. Mr. Akins is the Portfolio Manager of the Portfolio and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining the Adviser, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was Assistant Vice President and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The SAI provides additional information about the Portfolio Managers, including Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager’s ownership of shares in the Portfolios.

SHAREHOLDER INFORMATION

Buying and Selling Shares

Each Portfolio may sell its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”). Shares are available through investment in various Retirement Plans, or purchase of certain variable annuity contracts or life insurance policies (“Contracts”) issued by Insurers. If you are a Contract Owner, the Insurer will allocate your premium payments to a Portfolio through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of Insurers are the shareholders of record of a Portfolio’s shares. Any reference to the “shareholder” in this Prospectus generally refers to the Retirement Plans and the Insurers’ separate accounts. “Shareholder” does not refer to the individual investor, but the Contract Owner in such separate account or as a Participant in such Retirement Plan.

The Trust has received exemptive relief from the Securities and Exchange Commission to sell Portfolio shares to, among others, separate accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated life insurance companies and unaffiliated life insurance companies, and trustees of qualified group pension and group retirement plans outside of the separate account context. Due to differences in tax treatment and other considerations, the interests of certain contract owners and Retirement Plans may conflict. The Trust’s Board of Trustees will monitor events in order to attempt to identify the existence of any material irreconcilable conflicts and to determine any action to be taken in response.

Each Portfolio continuously offers shares to Insurers and Retirement Plans at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request. Each Insurer or Retirement Plan submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests that are furnished to the Insurer by such Contract Owners or by Participants. The Insurers and Retirement Plans are designated agents of the Portfolios. The Trust, the Adviser and the Portfolios’ distributor reserves the right to reject any purchase order from any party for shares of any Portfolio.

The Portfolios may refuse to sell their Shares to any Insurer or Retirement Plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of a Portfolio’s shareholders. It is possible that a Retirement Plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on Insurer separate accounts investing in the Portfolios. The Adviser intends to monitor such Retirement Plans, and the Portfolios may discontinue sales to a Retirement Plan and require Participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Each Portfolio will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures from either the Insurer or Retirement Plan required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts such instructions in proper form.

Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the New York Stock Exchange (“NYSE”) is restricted, or the NYSE is closed for other than weekends and national holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate its NAV; or as permitted by the Securities and Exchange Commission.

Certain Insurers, separate accounts, or Adviser affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these Insurers or separate accounts of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving an ‘in-kind’ redemption may realize a gain or loss for tax purposes when liquidating acquired securities and will incur all transaction fees.

The accompanying disclosure documents for the Contracts or Retirement Plans describes the allocation, transfer, and withdrawal provisions of such Contract or Retirement Plan. These Contracts and Retirement Plans may assess fees and expenses that are not described in this Prospectus. You should review the accompanying disclosure documents for a complete description of such fees and expenses, if any.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain Insurers or other intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Portfolios. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees are paid by the Portfolios to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of a Portfolio converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Portfolio may increase.

Valuing Shares

The price at which you buy, sell, or exchange Portfolio shares is the share price or NAV. The share price for shares of each Portfolio is determined by adding the value of that Portfolio’s investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding of that Portfolio. Each Portfolio is open for business each day that the NYSE is open (a “Business Day”). Each NAV is calculated at the close of that Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). NAV is not calculated on the days that the NYSE is closed.

When a Portfolio calculates its NAV, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

Excessive Trading and Market Timing Activities

While each Portfolio provides its shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive trading and market timing activities (“Disruptive Trading”) in a Portfolio’s shares can be disruptive to the management of a Portfolio and as a result may hurt the long-term performance of a Portfolio.

For example, Disruptive Trading activities may expose long-term shareholders to additional risks, such as:

¡	dilution of the value of a Portfolio’s shares held by long-term shareholders who do not engage in this activity;

¡	the loss of investment opportunity by requiring an Ibbotson Portfolio to maintain more liquid assets as opposed to being able to invest such assets in Underlying ETFs; and

¡	increased brokerage and administrative cost to a Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In addition, each Ibbotson Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be primarily listed on foreign exchanges, the impact of events that occur after the close of a foreign exchange but before the close of trading on the NYSE may present risks of “time-zone arbitrage”. Similarly, each such Underlying ETF may hold certain small-capitalization (e.g., small company) stocks that are thinly traded, and these types of securities, as with securities listed on foreign exchanges, are also prone to stale pricing and other potential pricing discrepancies (each a “Market Timing” strategy). An investor engaging in this type of Market Timing of an Ibbotson Portfolio is seeking to capture any pricing inefficiencies and possibly cause a dilution of the value in an Ibbotson Portfolio’s NAV. Excessive Trading risks can be magnified for mutual funds that are smaller in asset size.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted policies that it believes are reasonably designed to discourage Disruptive Trading. The Portfolios are typically available as an investment option under a number of different variable insurance products of Insurers and Retirement Plans. Contract Owners of these variable insurance products and Participants of these Retirement Plans may typically transfer value among subaccounts of the Insurer’s separate accounts or Retirement Plans by contacting the Insurer or Retirement Plan, as applicable. The resulting purchases and redemptions of Portfolio shares may be made through omnibus accounts of the Insurer’s separate account or Retirement Plan, as applicable. The right of a Contract Owner or Participant to transfer among subaccounts is governed by a contract or plan between the Insurer or Retirement Plan and such Contract Owner or Participant, respectively. Because the record owners of the Portfolios are generally the Insurers or Retirement Plans, and not the Contract Owners or Participants, the Trust is not ordinarily in a position to directly monitor for or uncover Disruptive Trading by Contract Owners or Participants. The terms of these contracts or plans, the presence of financial intermediaries (including the Insurers) between the Portfolios and Contract Owners and Participants, the utilization of omnibus accounts by these intermediaries and other factors, such as state insurance laws, may limit the Portfolios’ ability to detect and deter market timing.

As a consequence, the Trust typically seeks to enlist the cooperation or assistance, through contractual arrangements or otherwise, of an Insurer, Retirement Plan or intermediary in seeking to detect, monitor and deter Disruptive Trading. An Insurer, Retirement Plan or intermediary may not have the capability or willingness to assist to the degree or in the manner requested by the Trust. In addition, certain parties who engage in Disruptive Trading may employ a variety of techniques to avoid detection.

None of these tools, however, can guarantee the possibility that Disruptive Trading activity will not occur, and the Trust cannot guarantee that monitoring by the Insurers or Retirement Plans will be 100% successful in detecting all Disruptive Trading. Consequently, there is a risk that some investors could engage in Disruptive Trading activities.

Any shareholder who wishes to engage in a Disruptive Trading strategy should not purchase shares of any Portfolio.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other Federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Contract Owners and Participants may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other Federal regulations.

Distributions and Tax Consequences

The Portfolios distribute substantially all of their net income and capital gains to shareholders each year. The Portfolios pay capital gains and income dividends annually. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested at net asset value in the Portfolios. For Contract Owners the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

The Portfolios each intend to qualify as a “regulated investment company” under Section 851 the Code, in order to be relieved of Federal income tax on that part of their net investment income and realized capital gains they distribute to shareholders. To qualify, the Portfolios must meet certain relatively complex income and diversification tests. The loss of such status would result in the Portfolios being subject to Federal income tax on their taxable income and gains.

The Trust is an open-end registered investment company under the 1940 Act. As such, each Portfolio is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Portfolio. In this regard, that portion of a Portfolio’s income which consists of gain realized by the Portfolio on a sale of a security (including, in the case of the Alerian Portfolio, equity units in an MLP, other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. Cash distributions received by the Alerian Portfolio from the MLPs in which such Portfolio invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Portfolio’s tax basis in its equity units in such MLP. The Alerian Portfolio does not expect that a material portion of the cash distributions it receives from MLPs in which it invests will constitute long-term capital gain.

The Alerian Portfolio may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Alerian Portfolio owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital. The Alerian Portfolio may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Portfolio to avoid or reduce taxes.

In addition to the diversification requirements applicable to regulated investment companies generally, Section 817(h) of the Code and the Treasury Regulations promulgated thereunder impose additional diversification requirements on separate accounts holding variable annuity and variable life insurance contracts. In determining whether a separate account satisfies the foregoing diversification requirements, Section 817(h) allows a separate account to look through the to the assets of regulated investment companies in which such separate account has invested under certain conditions which the Portfolios believe that they will satisfy. The Adviser intends to diversify investments in accordance with those requirements. The Insurers’ prospectuses for variable annuities policies describe the Federal income tax treatment of distributions from such contracts to Contract Owners.

Employee benefit plans and other tax-exempt investors should consult with their tax advisers considering an investment in any of the Portfolios should consult their tax advisers about the potential tax consequences of such an investment.

The foregoing is only a short summary of important federal tax law provisions that can affect the Portfolios. Other federal, state, or local tax law provisions may also affect the Portfolios and their operations.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser, or if applicable, the Insurer through which your investment in a particular Portfolio is made, about your investment.

Distribution Plans

The Board of Trustees has adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (a “Distribution Plan”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Class I Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, insurance companies, retirement plan administrators and other service providers that provide a variety of possible services. The Board of Trustees has currently authorized such payments on behalf of the Portfolios.

Class II and III Distribution Plans

The Class II and III Distribution Plans permits the use of each Portfolio’s assets to compensate the Portfolios’ distributor, ALPS Portfolio Solutions Distributor, Inc. (“APSD”), for its services and costs in distributing shares and servicing shareholder accounts. The Class II and III Distribution Plans also recognize that the Adviser and Subadviser may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II and III Distribution Plans, APSD receives an amount equal to 0.25% of the average annual net assets of the Class II and III shares, respectively, of each Portfolio. All or a portion of the fees paid to APSD under the Class II and III Distribution Plans will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services. These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Class II and III Distribution Plans are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Fees

The Ibbotson MVP ETF Portfolio and ALPS/Alerian Energy Infrastructure Portfolio have each adopted a shareholder services plan (a “Services Plan”) with respect to Class III shares. Under the Services Plan, each Portfolio is authorized to pay third party service providers, including but not limited to insurance companies, banks and their affiliates, other institutions, broker-dealers and Trust affiliates (“Participating Organizations”), for non-distribution related services to shareholders of Class III shares.

Payments under the Services Plans are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.25% of the average daily net asset value of the Class III shares of either Portfolio attributable to or held in the name of a Participating

Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable.

Because these shareholder services fees are paid out of assets attributable to each Portfolio’s Class III shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

OTHER INFORMATION

Net Asset Value

The net asset value per share of each Portfolio will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of that Portfolio less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of regular trading on the NYSE on that day.

Foreign securities exchanges, which set the prices for foreign securities held by each Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges. In this situation, a Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by that Portfolio on that day. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the Business Day as of which such value is being determined.

Notwithstanding the foregoing, where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board of Trustees. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The value assigned to fair-valued securities for purposes of calculating a Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their net asset values. A Portfolio may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. With respect to any portion of an Ibbotson Portfolio’s assets that are invested in Underlying ETFs that are registered under the 1940 Act, the Ibbotson Portfolios net asset value is calculated based upon the net asset values of the those Underlying ETFs in which the Ibbotson Portfolios invest, and the prospectuses for those Underlying ETFs explain the circumstances under which those Underlying ETFs will use fair value pricing and the effects of using fair value pricing.

Disclosure of Portfolio Holdings

The SAI contains a detailed description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings.

Service Providers

Adviser:	ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Subadviser to the Ibbotson Portfolios:	Ibbotson Associates, Inc. 22 West Washington Street
Chicago, IL 60602

Distributor:	ALPS Portfolio
Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Legal Counsel:	Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600 Denver, CO 80202

Transfer Agent:	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past year. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio and Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

These financial highlights of the Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio and Ibbotson Aggressive Growth ETF Asset Allocation Portfolios have been audited by Deloitte & Touche LLP, whose report, along with the Portfolios’ financial statements, are included in the December 31, 2012 annual report, which is available upon request.

Ibbotson MVP ETF Portfolio and ALPS/Alerian Energy Infrastructure Portfolio

The Ibbotson MVP ETF Portfolio and ALPS/Alerian Energy Infrastructure Portfolio are newly organized and their shares were not offered during the fiscal year ended December 31, 2012. Therefore, these Portfolios do not have financial highlights for the period ended December 31, 2012. Additional information about these Portfolio’s investments will be available in their annual and semi-annual reports when they are available.

Conservative ETF Asset Allocation Portfolio – Class I

	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.03	$11.09	$10.54	$9.79	$10.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.20 (1)	0.26 (1)	0.23 (1)	0.26 (1)	0.37 (1)
Net realized and unrealized gain/(loss) on investments	0.40	0.11	0.47	0.56	(0.96)
Total income/(loss) from investment operations	0.60	0.37	0.70	0.82	(0.59)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.18)	(0.16)	(0.14)	(0.06)	(0.08)
From net realized gain	(0.21)	(0.27)	(0.01)	(0.01)	(0.00) (2)
Total distributions	(0.39)	(0.43)	(0.15)	(0.07)	(0.08)
Net increase/(decrease) in net asset value	0.21	(0.06)	0.55	0.75	(0.67)
Net asset value - end of period	$11.24	$11.03	$11.09	$10.54	$9.79

Total Return*	5.48%	3.42%	6.67%	8.35%	(5.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,039	$2,504	$2,314	$1,501	$479
Ratios to average net assets:
Total expenses before reimbursements	0.60%	0.63%	0.74%	0.95%	2.23%
Net expenses after reimbursements	0.53%	0.51%	0.48%	0.48%	0.48%
Net investment income after reimbursements	1.75%	2.31%	2.12%	2.63%	3.71%
Portfolio turnover rate	22%	39%	34%	31%	129%

*     Assumes reinvestment of any dividends and distributions.

(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Conservative ETF Asset Allocation Portfolio – Class II

	Class II
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.00	$11.07	$10.53	$9.81	$10.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.17 (1)	0.24 (1)	0.20 (1)	0.24 (1)	0.35 (1)
Net realized and unrealized gain/(loss) on investments	0.40	0.10	0.48	0.55	(0.97)
Total income/(loss) from investment operations	0.57	0.34	0.68	0.79	(0.62)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.16)	(0.14)	(0.13)	(0.06)	–
From net realized gain	(0.21)	(0.27)	(0.01)	(0.01)	(0.00) (2)
Total distributions	(0.37)	(0.41)	(0.14)	(0.07)	(0.00) (2)
Net increase/(decrease) in net asset value	0.20	(0.07)	0.54	0.72	(0.62)
Net asset value - end of period	$11.20	$11.00	$11.07	$10.53	$9.81

Total Return*	5.21%	3.14%	6.48%	8.06%	(5.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$35,950	$27,460	$19,488	$14,744	$4,386
Ratios to average net assets:
Total expenses before reimbursements	0.85%	0.88%	0.99%	1.20%	2.50%
Net expenses after reimbursements	0.78%	0.77%	0.73%	0.73%	0.73%
Net investment income after reimbursements	1.53%	2.10%	1.88%	2.39%	3.50%
Portfolio turnover rate	22%	39%	34%	31%	129%

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Income and Growth ETF Asset Allocation Portfolio – Class I

	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.11	$10.25	$9.46	$8.41	$10.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.20 (1)	0.23 (1)	0.22 (1)	0.23 (1)	0.32	(1)
Net realized and unrealized gain/(loss) on investments	0.63	(0.09)	0.63	0.93	(1.87)
Total income/(loss) from investment operations	0.83	0.14	0.85	1.16	(1.55)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.20)	(0.11)	(0.06)	(0.10)	(0.34)
From net realized gain	(0.33)	(0.17)	–	(0.01)	(0.00	) (2)
Total distributions	(0.53)	(0.28)	(0.06)	(0.11)	(0.34)
Net increase/(decrease) in net asset value	0.30	(0.14)	0.79	1.05	(1.89)
Net asset value - end of period	$10.41	$10.11	$10.25	$9.46	$8.41

Total Return*	8.18%	1.37%	9.04%	13.72%	(14.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,315	$2,186	$1,701	$776	$303
Ratios to average net assets:
Total expenses before reimbursements	0.52%	0.55%	0.66%	0.82%	2.11%
Net expenses after reimbursements	0.52%	0.51%	0.48%	0.48%	0.48%
Net investment income after reimbursements	1.90%	2.25%	2.22%	2.59%	3.32%
Portfolio turnover rate	19%	45%	31%	28%	55%

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Income and Growth ETF Asset Allocation Portfolio – Class II

	Class II
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.49	$10.64	$9.82	$8.73	$10.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.17 (1)	0.21 (1)	0.24 (1)	0.21 (1)	0.31 (1)
Net realized and unrealized gain/(loss) on investments	0.66	(0.10)	0.63	0.95	(1.87)
Total income/(loss) from investment operations	0.83	0.11	0.87	1.16	(1.56)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.18)	(0.09)	(0.05)	(0.06)	–
From net realized gain	(0.33)	(0.17)	–	(0.01)	(0.00) (2)
Total distributions	(0.51)	(0.26)	(0.05)	(0.07)	(0.00) (2)
Net increase/(decrease) in net asset value	0.32	(0.15)	0.82	1.09	(1.56)
Net asset value - end of period	$10.81	$10.49	$10.64	$9.82	$8.73

Total Return*	7.87%	1.08%	8.88%	13.30%	(15.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$109,407	$94,049	$76,487	$23,595	$7,788
Ratios to average net assets:
Total expenses before reimbursements	0.77%	0.80%	0.90%	1.06%	1.83%
Net expenses after reimbursements	0.77%	0.77%	0.73%	0.73%	0.73%
Net investment income after reimbursements	1.57%	1.98%	2.39%	2.33%	3.32%
Portfolio turnover rate	19%	45%	31%	28%	55%

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Balanced ETF Asset Allocation Portfolio – Class I

	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.74	$10.08	$9.08	$7.65	$10.21
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.21 (1)	0.22 (1)	0.21 (1)	0.20 (1)	0.29	(1)
Net realized and unrealized gain/(loss) on investments	0.86	(0.28)	0.86	1.31	(2.73)
Total income/(loss) from investment operations	1.07	(0.06)	1.07	1.51	(2.44)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.18)	(0.12)	(0.07)	(0.07)	(0.12)
From net realized gain	(0.45)	(0.16)	–	(0.01)	(0.00	) (2)
Total distributions	(0.63)	(0.28)	(0.07)	(0.08)	(0.12)
Net increase/(decrease) in net asset value	0.44	(0.34)	1.00	1.43	(2.56)
Net asset value - end of period	$10.18	$9.74	$10.08	$9.08	$7.65

Total Return*	11.00%	(0.56)%	11.85%	19.74%	(23.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$13,860	$8,406	$6,270	$3,366	$1,402
Ratios to average net assets:
Total expenses before reimbursements	0.51%	0.53%	0.60%	0.68%	1.15%
Net expenses after reimbursements	0.51%	0.52%	0.48%	0.48%	0.48%
Net investment income after reimbursements	2.06%	2.19%	2.18%	2.45%	3.25%
Portfolio turnover rate	18%	51%	32%	26%	67%
*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Balanced ETF Asset Allocation Portfolio – Class II

	Class II
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.81	$10.17	$9.17	$7.73	$10.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.18 (1)	0.19 (1)	0.20 (1)	0.18 (1)	0.28	(1)
Net realized and unrealized gain/(loss) on investments	0.88	(0.29)	0.87	1.33	(2.73)
Total income/(loss) from investment operations	1.06	(0.10)	1.07	1.51	(2.45)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.16)	(0.10)	(0.07)	(0.06)	(0.01)
From net realized gain	(0.45)	(0.16)	–	(0.01)	(0.00	) (2)
Total distributions	(0.61)	(0.26)	(0.07)	(0.07)	(0.01)
Net increase/(decrease) in net asset value	0.45	(0.36)	1.00	1.44	(2.46)
Net asset value - end of period	$10.26	$9.81	$10.17	$9.17	$7.73

Total Return*	10 .81%	(0 .89)%	11 .63%	19.52%	(24.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$177,384	$146,175	$116,197	$52,023	$17,771
Ratios to average net assets:
Total expenses before reimbursements	0.76%	0.78%	0.84%	0.92%	1.35%
Net expenses after reimbursements	0.76%	0.77%	0.73%	0.73%	0.73%
Net investment income after reimbursements	1.68%	1.89%	2.13%	2.20%	3.19%
Portfolio turnover rate	18%	51%	32%	26%	67%
*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Growth ETF Asset Allocation Portfolio – Class I

	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.17	$9.75	$8.60	$6.93	$10.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.18 (1)	0.18 (1)	0.19 (1)	0.17 (1)	0.29 (1)
Net realized and unrealized gain/(loss) on investments	1.02	(0.53)	1.03	1.56	(3.46)
Total income/(loss) from investment operations	1.20	(0.35)	1.22	1.73	(3.17)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.15)	(0.12)	(0.07)	(0.06)	(0.01)
From net realized gain	(0.74)	(0.11)	–	(0.00) (2)	(0.00) (2)
Total distributions	(0.89)	(0.23)	(0.07)	(0.06)	(0.01)
Net increase/(decrease) in net asset value	0.31	(0.58)	1.15	1.67	(3.18)
Net asset value - end of period	$9.48	$9.17	$9.75	$8.60	$6.93

Total Return*	13.24%	(3.50)%	14.19%	24.94%	(31.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$37,403	$26,531	$20,472	$10,993	$3,876
Ratios to average net assets:
Total expenses before reimbursements	0.52%	0.54%	0.60%	0.66%	1.05%
Net expenses after reimbursements	0.52%	0.51%	0.48%	0.48%	0.48%
Net investment income after reimbursements	1.84%	1.85%	2.15%	2.31%	3.76%
Portfolio turnover rate	19%	52%	40%	19%	27%
*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Growth ETF Asset Allocation Portfolio – Class II

	Class II
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.07	$9.65	$8.53	$6.89	$10.09
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.14 (1)	0.14 (1)	0.19 (1)	0.15 (1)	0.25 (1)
Net realized and unrealized gain/(loss) on investments	1.02	(0.50)	0.99	1.55	(3.44)
Total income/(loss) from investment operations	1.16	(0.36)	1.18	1.70	(3.19)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.13)	(0.11)	(0.06)	(0.06)	(0.01)
From net realized gain	(0.74)	(0.11)	–	(0.00) (2)	(0.00) (2)
Total distributions	(0.87)	(0.22)	(0.06)	(0.06)	(0.01)
Net increase/(decrease) in net asset value	0.29	(0.58)	1.12	1.64	(3.20)
Net asset value - end of period	$9.36	$9.07	$9.65	$8.53	$6.89

Total Return*	12.92%	(3.68)%	13.86%	24.65%	(31.61)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$120,573	$107,209	$103,552	$48,232	$18,023
Ratios to average net assets:
Total expenses before reimbursements	0.77%	0.79%	0.84%	0.91%	1.39%
Net expenses after reimbursements	0.77%	0.76%	0.73%	0.73%	0.73%
Net investment income after reimbursements	1.47%	1.47%	2.14%	2.03%	3.11%
Portfolio turnover rate	19%	52%	40%	19%	27%
*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Aggressive Growth ETF Asset Allocation Portfolio – Class I

	Class I
	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.75		$9.31	$8.09	$6.36		$10.09
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.18	(1)	0.17 (1)	0.19 (1)	0.16	(1)	0.31	(1)
Net realized and unrealized gain/(loss) on investments	1.08		(0.62)	1.07	1.60		(4.00)
Total income/(loss) from investment operations	1.26		(0.45)	1.26	1.76		(3.69)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.13)		(0.11)	(0.04)	(0.03)		(0.04)
From net realized gain	(0.00	) (2)	–	–	(0.00	) (2)	(0.00	) (2)
Total distributions	(0.13)		(0.11)	(0.04)	(0.03)		(0.04)
Net increase/(decrease) in net asset value	1.13		(0.56)	1.22	1.73		(3.73)
Net asset value - end of period	$9.88		$8.75	$9.31	$8.09		$6.36

Total Return*	14.46%		(4.85)%	15.58%	27.79%		(36.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$13,256		$8,937	$6,745	$3,462		$1,009
Ratios to average net assets:
Total expenses before reimbursements	0.57%		0.60%	0.82%	1.28%		3.00%
Net expenses after reimbursements	0.53%		0.51%	0.48%	0.48%		0.48%
Net investment income after reimbursements	1.91%		1.81%	2.27%	2.28%		4.21%
Portfolio turnover rate	23%		43%	77%	27%		55%

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Aggressive Growth ETF Asset Allocation Portfolio – Class II

	Class II
	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.70		$9.26	$8.06	$6.38		$10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements	0.14	(1)	0.13 (1)	0.31 (1)	0.13	(1)	0.25	(1)
Net realized and unrealized gain/(loss) on investments	1.09		(0.60)	0.92	1.61		(3.94)
Total income/(loss) from investment operations	1.23		(0.47)	1.23	1.74		(3.69)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after reimbursements	(0.11)		(0.09)	(0.03)	(0.06)		–
From net realized gain	(0.00	)(2)	–	–	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.11)		(0.09)	(0.03)	(0.06)		(0.00	)(2)
Net increase/(decrease) in net asset value	1.12		(0.56)	1.20	1.68		(3.69)
Net asset value - end of period	$9.82		$8.70	$9.26	$8.06		$6.38

Total Return*	14.20%		(5.04)%	15.21%	27.29%		(36.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$38,551		$33,554	$32,250	$5,823		$2,597
Ratios to average net assets:
Total expenses before reimbursements	0.82%		0.84%	1.03%	1.55%		3.40%
Net expenses after reimbursements	0.78%		0.76%	0.73%	0.73%		0.73%
Net investment income after reimbursements	1.51%		1.45%	3.66%	1.89%		3.31%
Portfolio turnover rate	23%		43%	77%	27%		55%
*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Less than ($0.005) per share.

Inquiries and Copies of Portfolio Documents

To make inquiries and to request other information, including a Prospectus, Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, please contact your insurance company or plan sponsor, call (866) 432.2926, or visit the Portfolios’ website at www.alpsfunds.com.

Additional information about each Portfolio’s investments is available in that Portfolio’s annual and semi-annual reports to shareholders, when available. In that Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

The Statement of Additional Information dated April 30, 2013 is a supplement to this Prospectus and has detailed information about each Portfolio and its investment policies and practices. The Statement of Additional Information is incorporated into this Prospectus by reference; in other words, it is legally a part of this Prospectus, and you are considered to be aware of its contents.

Copies of these materials, including the Statement of Additional Information, are also available, after paying a duplication fee, from the SEC’s Public Reference Section at 100 F Street N.E., Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-551-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov. These materials are also available on the SEC web site at www.sec.gov.

ALPS Portfolio Solutions Distributor, Inc., distributor

Investment Company Act File #811-21987

STATEMENT OF ADDITIONAL INFORMATION

ALPS VARIABLE INVESTMENT TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Ibbotson Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Ibbotson Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

Ibbotson MVP ETF Portfolio: Class I (N/A), Class II (MVPTX) and Class III (METFX)

ALPS/Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

April 30, 2013

A Prospectus for the shares of each Portfolio dated April 30, 2013 (the “Prospectus”), provides the basic information you should know before investing in a Portfolio. This Statement of Additional Information (“SAI”) is incorporated by reference into the Prospectus; in other words, this SAI is legally part of the Prospectus. Although this SAI is not a prospectus, it contains information in addition to the information set forth in the Prospectus. It is intended to provide additional information regarding the activities of each Portfolio and should be read in conjunction with the Prospectus. The most recent annual report of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), is incorporated by reference into this SAI, and can be obtained free of charge by calling the toll-free number printed below.

You may obtain, without charge, the current Prospectus and SAI for the Portfolios by writing to your insurance company, plan sponsor or contacting the Portfolios at (866) 432-2926. You may also visit the Portfolios’ website at www.alpsfunds.com.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies (“Contracts”). The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios (“Shares”) are offered only to participating insurance companies and their separate accounts to fund the benefits of Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolios are separate portfolios of the Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are currently seven Portfolios of the Trust.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies and qualified plans will typically be each Portfolio’s only shareholders of record, and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), such shareholders may be deemed to be in control of the Portfolio. When a shareholder’s meeting occurs, each insurance company generally solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio in which it is entitled to vote, in proportion to the voting instructions received.

Typically for insurance companies, each Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolios do not currently foresee any material disadvantages to Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitor events for the existence of material irreconcilable conflict between or among Contract owners. Material conflicts could arise from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may

1

withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities. Each insurance company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, such intermediary expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. Each Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

INVESTMENT RESTRICTIONS AND LIMITATIONS

The investment restrictions designated as “fundamental” in the following have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio. As used in this SAI and in the prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

•	67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

•	more than 50% of the Portfolio’s outstanding shares.

Except for (1) under Ibbotson Portfolios – Non-fundamental Investment Restrictions, (2) under Alerian Portfolio – Fundamental Investment Restrictions and (4) under Alerian Portfolio – Non-Fundamental Investment Restrictions, any limitation below which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

Ibbotson Portfolios – Fundamental Investment Restrictions

These investment restrictions provide that each Ibbotson Portfolio (as defined in the Prospectus):

(1) may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

(2) may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3) may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).

2

(4) may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.

(5) may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”).

(6) will not make any loans except to the extent that it acquires obligations or makes loans of its assets.

(7) may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

Ibbotson Portfolios – Non-fundamental Investment Restrictions

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining shareholder approval. Under the non-fundamental investment restrictions, each Portfolio:

(1) may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”). Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation.

(2) must, under normal circumstances, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs; provided, that shareholders of any Portfolio will be provided with at least 60 days’ prior notice of any change in such Portfolio’s policy.

Alerian Portfolio – Fundamental Investment Restrictions

With respect to the Portfolio’s fundamental investment restriction 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Portfolio (except as otherwise noted below) may not:

(1) Invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities); except that, to the extent the Portfolio’s Index is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to the Index Components to track its Index.

(2) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed), less the Portfolio’s liabilities (other than borrowings).

3

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

Alerian Portfolio – Non-Fundamental Investment Restrictions

In addition to the foregoing fundamental investment policies, the Alerian Portfolio is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Alerian Portfolio may not:

(1) Sell securities short, unless the Alerian Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Alerian Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Alerian Portfolio’s net assets would be invested in illiquid securities.

Classification

The 1940 Act classifies mutual funds as either diversified or nondiversified. Each Portfolio is classified as nondiversified.

4

Commodity Pool Operator Status

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser and/or Sub-Adviser, as applicable, of each Portfolio intends to either: (i) comply with the requirements of the CEA by operating the Portfolio in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO or Commodity Trading Advisor (“CTA”), as applicable, with the CFTC and the National Futures Association; or (iii) operating the Portfolio in a manner such that the Portfolio will not be a “commodity pool” under the CEA.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether a Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio. In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure. No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets. If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with the objectives and policies described for the Portfolio. The Portfolio would otherwise continue its normal operation. The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so. The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion. Furthermore, the Portfolio’s Prospectus and SAI would be amended to

5

reflect the implementation of the Portfolio’s conversion and its shareholders would be notified in advance of any such conversion.

INVESTMENT INSTRUMENTS AND ASSOCIATED RISKS

The following section is applicable only to the Ibbotson Portfolios, and references to “Portfolios” herein are accordingly qualified.

The Prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, either directly or indirectly by investing in an underlying exchange-traded fund (each, an “Underlying ETF”), and certain risks attendant to such investment.

COMMODITIES. Some of the Underlying ETFs may invest directly in physical commodities, such as gold, silver and other physical goods. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including, but not limited to, changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may invest in Underlying ETFs that buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Underlying ETF to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Underlying ETF may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Underlying ETF assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because an Underlying ETF is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Underlying ETF’s other investments. If an Underlying ETF remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, an Underlying ETF will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When an Underlying ETF has sold a security on a delayed-delivery basis, an Underlying ETF does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Underlying ETF could miss a favorable price or yield opportunity, or could suffer a loss.

Each Underlying ETF may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

EMERGING MARKETS AND DEVELOPING COUNTRIES. The Underlying ETFs may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

6

Developing countries may impose restrictions on an Underlying ETF’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying ETFs. Certain developing countries also may face serious currency exchange constraints. In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, an Underlying ETF, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

EQUITY SECURITIES. The Portfolios and Underlying ETFs may invest in equity securities. Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other securities with equity characteristics. Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

EXCHANGE TRADED NOTES (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristic with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. Some ETNs use leverage. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. Thus, the Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

FIXED-INCOME SECURITIES. The Portfolios and Underlying ETFs may invest in fixed-income securities, including among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgages, and other asset-backed securities, loan participations and assignments and commercial paper. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are

7

limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

FOREIGN INVESTMENTS. Foreign investments purchased by each Underlying ETF can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets can have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Underlying ETF will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries with emerging markets. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may indirectly through Underlying ETFs invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a

8

spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios or Underlying ETFs may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

9

Under certain conditions, SEC guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Subadviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Subadviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Subadviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Ibbotson Portfolios, Ibbotson Associates, Inc. (the “Subadviser”) determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and/or Subadviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and/or Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the Adviser or Subadviser to be illiquid. However, with respect to over-the-counter options that each Portfolio may write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES. The Portfolios and Underlying ETFs may invest in other investment companies as permitted under Section 12(d)(1) of the 1940 Act. Some investment companies that are ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio or an Underlying ETF invests in other investment companies, the Portfolio’s shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the

10

operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Portfolios and Underlying ETFs may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

FUTURES AND OPTIONS. The Portfolios may utilize exchange-traded futures and options contracts as permitted under CFTC rules.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Portfolio would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value (“NAV”) of the Portfolios. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Portfolios may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of

11

securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Adviser and Subadviser, as applicable, of the Portfolios intend to comply with the requirements of the CEA by at all times either (i) operating the Portfolios in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO or CTA, as applicable, with the CFTC and the NFA.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call

12

options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETFs current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to

13

tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

REAL ESTATE INVESTMENT TRUSTS. The Underlying ETFs may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Subadviser, as the case may be.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser, as the case may be.

SECURITIES LENDING. Each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Subadviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s or Subadviser’s judgment, the consideration to be earned from such loans would justify the risk.

14

The Adviser and Subadviser each understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

TEMPORARY DEFENSIVE INVESTMENTS. A Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies. As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments. Furthermore, there is no assurance that any such temporary defensive measures will work as intended.

WARRANTS. The Portfolios or Underlying ETFs may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the Adviser or Subadviser deems it undesirable to exercise or sell.

Alerian Portfolio

The following section is applicable only to the Alerian Portfolio, and references to the “Portfolio” herein are accordingly qualified.

Investment in the Portfolio should be made with an understanding that the value of the portfolio of securities held by the Portfolio may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

The Portfolio is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Portfolio unless the securities of such issuer are removed from its Index.

15

An investment in the Portfolio should also be made with an understanding that the Portfolio will not be able to replicate exactly the performance of its Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Portfolio expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Portfolio may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Portfolio is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

The Index consists of a number of components (the “Index Components”) selected in accordance with Alerian’s methodology for such Index.

The following is not meant to be an exclusive list of all the securities and instruments in which the Portfolio may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Portfolio may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here.

LOANS OF PORTFOLIO SECURITIES. The Portfolio will not lend its portfolio securities.

SENIOR SECURITIES. In general, the Portfolio may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Portfolio to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is

16

marked-to-market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Portfolio intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

MONEY MARKET INSTRUMENTS. The Portfolio may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Portfolio may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES. The Portfolio may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets of investment companies in the aggregate.

ILLIQUID SECURITIES. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

DERIVATIVES. The Portfolio may engage in a variety of derivative transactions in accordance with the applicable rules of the Commodity Futures Trading Commission (“CFTC”), and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Portfolio is not obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Portfolio may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities,

17

currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Portfolio’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Portfolio’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio’s income or gain. The Portfolio may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Portfolio to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio’s portfolio securities.

Subject to the constraints described above, the Portfolio may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Portfolio may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Portfolio’s investment objective and policies and applicable regulatory requirements. The Portfolio’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Portfolio’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Portfolio’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Portfolio’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser of the Portfolio intends to either: (i) comply with the requirements of the CEA by operating the Portfolio in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with

18

the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operating the Portfolio in a manner such that the Portfolio will not be a “commodity pool” under the CEA.

FUTURES AND OPTIONS. The Portfolio may utilize exchange-traded futures and options contracts as permitted under CFTC rules.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Portfolio would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Portfolio may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value (“NAV”) of the Portfolio. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

19

The Portfolio may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Adviser of the Portfolio intends to comply with the requirements of the CEA by at all times either (i) operating the Portfolio in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO with the CFTC and the NFA.

SWAP AGREEMENTS. The Portfolio may enter into swap agreements as permitted under CFTC rules. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Portfolio receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Portfolio may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio. A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes monthly dissemination of full holdings of each Portfolio with a fifteen (15) day lag. The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; (ii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR; and (iii) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

20

However, the policy and procedures set forth above do not prevent the sharing of a Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1)	Disclosures that, in the opinion of Portfolios’ or Administrator’s counsel, are required by law;

(2)

Disclosures necessary for Service Providers to perform services for the Portfolios, (where Service Providers includes the Investment Advisers, Administrator, Custodian, Fund Accountant, software or technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios);

(3)	Disclosures necessary for Rating Agencies to assess applicable Portfolio ratings;

(4)	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5)	Disclosures to the Portfolios’ or Service Providers’ regulatory authorities, accountants, or counsel; and

(6)

Disclosures by the Investment Adviser of compiled data concerning accounts managed by the Investment Adviser, so long as such data is presented in a format so as to not be identified as data of the Portfolios.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolios to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings. In all cases, eligible third parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ portfolio holdings.

The identity of such entities is provided below:

21

Name of Recipient	Frequency of Holdings Disclosure	Informa tion Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

Ibbotson Associates, Inc. (Subadviser to Ibbotson Portfolios)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

The Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Independent Public Accounting Firm)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

FactSet Research Systems Inc.	Daily	None	Daily	Daily

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

22

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen By Trustee(1)	Other Trusteeships Held By Trustee
Mary K. Anstine (72)	Trustee	Since November 30, 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (26 funds), Reaves Utility Income Fund, and the Westcore Trust (12 funds).

* The address of each trustee is 1290 Broadway, Suite 1100, Denver, CO 80203.

(1) The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates, Inc. (or any affiliate) provides investment advisory services.

Name, Address*, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen By Trustee(1)	Other Trusteeships Held By Trustee

David M. Swanson (56)	Trustee	Since November 30, 2006	Mr. Swanson is Managing Partner and Owner of SwanDog Marketing since February 2006. Mr. Swanson was also Executive Vice-President of Calamos Investments from April 2004 to March 2006, Chief Operating Officer of Van Kampen Investments from October 2002 to April 2004, and Managing Director of Morgan Stanley from February 2000 to April 2004.	7	Mr. Swanson is a Trustee of the Managed Portfolio Series (15 funds).

Jeremy W. Deems (36)	Trustee	Since September 8, 2010	Mr. Deems is Partner, CFO and COO of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	34	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (26 funds); and Reaves Utility Income Fund.

* The address of each trustee is 1290 Broadway, Suite 1100, Denver, CO 80203.

(1) The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS

23

Advisors, Inc. (or any affiliate) or Ibbotson Associates, Inc. (or any affiliate) provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

24

INTERESTED TRUSTEES

Name, Address*, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee(1)	Other Trusteeships Held By Trustee
Thomas A. Carter (47)**	Trustee, Chairman, President	Since March 10, 2009	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc.	23	Mr. Carter is a Trustee of ALPS ETF Trust (16 funds).

Scott Wentsel (51)**	Trustee	Since November 30, 2006	Mr. Wentsel is Senior Portfolio Manager for Ibbotson Associates since April 2005. Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

* The address of each trustee is 1290 Broadway, Suite 1100, Denver, CO 80203.

** Mr. Carter is deemed an “Interested Trustee” by virtue of his current relationship with ALPS Fund Services, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc. Mr. Wentsel is deemed an “Interested Trustee” by virtue of his current relationship with the Subadviser.

(1) The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates, Inc. (or any affiliate) provides investment advisory services.

25

OFFICERS

Name, Address*, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years
Patrick D. Buchanan (41)	Treasurer	Since March 12, 2013	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007, and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.

Melanie H. Zimdars (36)	Chief Compliance Officer	Since December 8, 2009	Ms. Zimdars is a Deputy Chief Compliance Officer with ALPS since September 2009. Prior to joining ALPS, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Liberty All-Star Equity Fund, EGA Emerging Global Shares Trust, ALPS ETF Trust and BPV Family of Funds. Because of her position with ALPS, Ms. Zimdars is deemed to be an affiliate of the Trust.

David T. Buhler (41)	Secretary	Since June 8, 2010	Mr. Buhler joined ALPS Fund Services, Inc. as Associate Counsel in June 2010. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed to be an affiliate of the Trust.

* The address of each officer is 1290 Broadway, Suite 1100, Denver, CO 80203.

26

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was nominated to serve as a Trustee of the Trust based on her business and financial services experience.

David Swanson

Mr. Swanson has been an Independent Trustee of the Trust since November 30, 2006. In 2006, Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers. Mr. Swanson currently serves as SwanDog’s Managing Partner. He has 30 years of senior management and marketing experience, with nearly 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was nominated to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Jeremy W. Deems

In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Chief Operating Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served

27

as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was nominated to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 10, 2009. Mr. Carter joined ALPS Fund Services, Inc., the Portfolios’ administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., the Portfolios’ principal underwriter, and ALPS Advisors, Inc., the Portfolios’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was nominated to serve as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Scott Wentsel

Mr. Wentsel has been an Interested Trustee of the Trust since November 30, 2006. Currently, Mr. Wentsel serves as Vice President and Senior Portfolio Manager of Ibbotson Associates, the Portfolios’ investment sub-adviser. Mr. Wentsel has over 20 years of investment industry experience. Prior to joining Ibbotson, Mr. Wentsel was an Executive Director with Van Kampen Investments from 2000-2005 and also worked for 13 years at Scudder Kemper Investments. Mr. Wentsel has a Masters of Business Administration degree from the University of Chicago Graduate School of Business and a Bachelor of Arts in Economics from the University of Illinois. He was nominated to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolios rests with the Trustees. The Trust has engaged ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Ibbotson Portfolios, Ibbotson Associates, Inc. (the “Subadviser”), to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing the Adviser, the Subadviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of five members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, an Audit Committee and an Executive Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of Chairman and President (the Trust’s Principal Executive Officer). The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. In addition, the Board has appointed David Swanson as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees; developing the agenda of each meeting together with the Chairman; and

28

chairing the meetings of the Independent Trustees. The Chairman and Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Portfolios’ characteristics and circumstances. These include the Trust’s multiple series of Portfolio shares, each Portfolio’s portfolio of assets, the Portfolios’ net assets and the services provided by the Trust’s service providers.

Risk oversight forms part of the Board’s general oversight of each Portfolio and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Portfolios, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Trust management, the Adviser, the Subadviser, the Portfolios’ Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Portfolios regarding risks faced by the Portfolios. The Board, with the assistance of Trust management and the Adviser and, with respect to the Ibbotson Portfolios, the Subadviser, reviews investment policies and risks in connection with its review of each Portfolio’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolios and its principal service providers. In addition, as part of the Board’s periodic review of the Portfolios’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Trust’s Board of Trustees has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Executive Committee.

The Audit Committee meets periodically with the Trust’s officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters. Members of the Audit Committee are currently Ms. Anstine, and Messrs. Deems (Chairperson) and Swanson. Mr. Deems is an “audit committee financial expert.” During the fiscal year ended December 31, 2012, the Audit Committee convened two times.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees (including considering written nominations from shareholders delivered to the Secretary of the Trust at 1290 Broadway, Suite 1100, Denver, CO 80203) of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Governance Committee are currently Ms. Anstine (Chairperson) and Messrs. Deems and Swanson. During the fiscal year ended December 31, 2012, the Nominating and Governance Committee convened once.

The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet. Members of the Executive Committee are currently Messrs. Carter (Chairperson), Swanson, and Wentsel. During the fiscal year ended December 31, 2012, the Executive Committee did not convene.

At the present time there are no other standing committees of the Trust’s Board of Trustees. The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage

29

matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2012, the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio.

INDEPENDENT TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust’s Family of Funds Overseen by the Trustee

Mary K. Anstine
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None
Balanced ETF Asset Allocation Portfolio	None
Growth ETF Asset Allocation Portfolio	None
Aggressive Growth ETF Asset Allocation Portfolio	None
MVP ETF Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None

30

David M. Swanson
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None
Balanced ETF Asset Allocation Portfolio	None
Growth ETF Asset Allocation Portfolio	None
Aggressive Growth ETF Asset Allocation Portfolio	None
MVP ETF Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
Jeremy Deems
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None
Balanced ETF Asset Allocation Portfolio	None
Growth ETF Asset Allocation Portfolio	None
Aggressive Growth ETF Asset Allocation Portfolio	None
MVP ETF Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None

INTERESTED TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust’s Family of Funds Overseen by the Trustee
Thomas A. Carter
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None
Balanced ETF Asset Allocation Portfolio	None
Growth ETF Asset Allocation Portfolio	None

31

Aggressive Growth ETF Asset Allocation Portfolio	None
MVP ETF Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
Scott Wentsel
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None
Balanced ETF Asset Allocation Portfolio	None
Growth ETF Asset Allocation Portfolio	None
Aggressive Growth ETF Asset Allocation Portfolio	None
MVP ETF Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None

During 2012, each Independent Trustee received an annual fee consisting of a $10,000 retainer, a per meeting fee of $2,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In 2013, the Trustees approved changes to their compensation. Effective April 1, 2013, each Independent Trustee receives an annual fee consisting of a $16,000 retainer, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2012:

Name of Person/Position	Aggregate Compensation from the Trust	Aggregate Compensation from the Portfolio Complex(1)

Mary K. Anstine	$22,500	$76,750

Jeremy W. Deems	$22,500	$76,750

David M. Swanson	$22,500	$22,500

(1)

The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates, Inc. (or any affiliate) provides services.

No employee of the Adviser, Subadviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser. ALPS Advisors, Inc. (the “Adviser”) is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). Located in Denver, Colorado, ALPS Holdings, a wholly owned subsidiary of DST Systems, Inc. (“DST”), is the parent of the Adviser and its affiliates ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc. as further described on pages 42 and 45. ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory

32

operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Thomas A. Carter is President of both the Adviser and the Trust, and Patrick D. Buchanan is an officer of the Adviser and Treasurer of the Trust.

Advisory Agreement. Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Subadvisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act, and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

Ibbotson Portfolios

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.45% of the average net assets of each Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Investment Subadviser. Ibbotson Associates, Inc. (“Subadviser” or “Ibbotson”) is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). Founded in 1977, Ibbotson is a registered investment adviser located in Chicago, Illinois. Ibbotson provides advisory services including discretionary management. Total assets under management in accounts where Ibbotson has discretionary authority were approximately $25.9 billion as of December 31, 2012. For the past 9 years, Ibbotson has managed discretionary client funds in a similar style.

Subadvisory Agreement. Under the terms of the Investment Subadvisory Agreement between the Trust, the Adviser, and the Subadviser (the “Subadvisory Agreement”), the Subadviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus. As compensation for such services, the Subadviser receives from the Adviser an annual Subadviser management fee (the “Subadviser Management Fee”), payable monthly, for the performance of its services. The annual Subadviser Management Fee is equal to 0.15% of the average net assets of the Portfolio. The Subadviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement between the Adviser and the Subadviser, for the benefit of the Ibbotson Portfolios (not including the Ibbotson MVP ETF Portfolio) (the “Expense Limitation Agreement”), the Adviser and Subadviser agree to waive certain fees

33

they are entitled to receive from the Portfolios. Specifically, the Adviser and Subadviser agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Subadviser is entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.53% for Class I shares and 0.78% for Class II shares, subject to certain excluded expenses that will be borne by the Portfolios. Each party also agrees the waivers shall continue through the end of the period ended April 29, 2014.

With respect to the Ibbotson MVP ETF Portfolio, the Adviser and Subadviser have agreed to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Subadviser is entitled to receive to the extent necessary for the Portfolio to maintain a total annual expense ratio not exceeding 0.53% for Class I shares, 0.78% for Class II shares and 1.03% for Class III shares, subject to certain excluded expenses that will be borne by the Portfolio. Each party also agrees the waivers shall continue through the end of the period ended April 29, 2014.

A discussion regarding the Board of Trustees’ basis for approving the Ibbotson Portfolios’ Advisory and Subadvisory Agreements with respect to each Ibbotson Portfolio will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2013.

Alerian Portfolio

As compensation for its services to the Alerian Portfolio, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of such services. The annual Adviser Management Fee is equal to 0.70% of the average net assets of the Alerian Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. The Adviser has contractually agreed to reimburse Portfolio expenses and/or waive a portion of the investment advisory fee and other fees that the Adviser is entitled to receive to the extent necessary for the Portfolio to maintain a total annual expense ratio not exceeding 0.80% for Class I and Class III shares, subject to certain excluded expenses that will be borne by the Portfolio. The Adviser and the Trust each also agrees that the waivers shall continue through the period ended April 29, 2015.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Alerian Portfolio will be available in the Portfolio’s semi-annual shareholder report for the period ended June 30, 2013.

The following tables describe the advisory fees paid by each Portfolio that had commenced operations as of December 31, 2012, to the Adviser and the fee(s) waived, if any, by the Adviser for the last three fiscal periods.

Year Ended December 31, 2012

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Conservative ETF Asset Allocation Portfolio	$148,747	$(23,529)	$—	$125,218

34

Income and Growth ETF Asset Allocation Portfolio	467,826	—	—	467,826
Balanced ETF Asset Allocation Portfolio	780,940	—	—	780,940
Growth ETF Asset Allocation Portfolio	660,107	—	—	660,107
Aggressive Growth ETF Asset Allocation Portfolio	209,564	(18,105)	—	191,459

Year Ended December 31, 2011

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Conservative ETF Asset Allocation Portfolio	$110,923	$(28,349)	$—	$82,574
Income and Growth ETF Asset Allocation Portfolio	393,627	(28,390)	—	365,237
Balanced ETF Asset Allocation Portfolio	661,369	(22,125)	—	639,244
Growth ETF Asset Allocation Portfolio	602,054	(28,508)	—	573,546
Aggressive Growth ETF Asset Allocation Portfolio	184,114	(33,228)	—	150,886

Year Ended December 31, 2010

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Conservative ETF Asset Allocation Portfolio	$87,426	$(51,064)	$—	$36,362
Income and Growth ETF Asset Allocation Portfolio	154,303	(57,570)	—	96,733
Balanced ETF Asset Allocation Portfolio	329,569	(83,313)	—	246,256
Growth ETF Asset Allocation Portfolio	333,272	(83,936)	—	249,336
Aggressive Growth ETF Asset Allocation Portfolio	62,905	(44,088)	—	18,817

35

PORTFOLIO MANAGERS

The following tables summarize the other investment activities each portfolio manager of the Portfolios, including the portfolio managers of the Ibbotson Portfolios’ Subadviser (each, a “Portfolio Manager”). All asset numbers in the table are in millions.

Ibbotson Portfolios (as of December 31, 2012)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Scott Wentsel	14	$3,000	0	$0	114	$73,397
Carrie Scherkenbach	4	$1,510	0	0	6	$40,118
Brian Huckstep	14	$3,000	0	0	27	$1,018
Jared Watts	0	$0	0	0	17	$1,896

As of December 31, 2012, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Alerian Portfolio (as of February 28, 2013)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Michael Akins	9	$9,600	0	$0	0	0

As of February 28, 2013, no accounts managed by the Portfolio Manager in the above table had an advisory fee based solely on investment performance of the accounts.

Description of Material Conflicts of Interest

Ibbotson Portfolios

The Adviser’s affiliated distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor, and the Adviser’s affiliated transfer agent, ALPS Fund Services, Inc., acts as transfer agent or administrator, to several ETFs. For example, ADI acts as distributor to MidCap SPDRs and SPDRs. While Ibbotson does not anticipate using these ETFs as part of the allocations for a Portfolio, it is possible that these ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the subadvisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ETFs. See also “Additional Information About Investment Strategies — Limitations on Investments in

36

Underlying ETFs” above. The Subadviser is a wholly owned subsidiary of Morningstar, Inc. As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar could be providing ratings and analysis on products that are subadvised by other business units within the firm. Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where the firm or its subsidiaries act as subadviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the Portfolios will not receive written analyst commentary from Morningstar. However, the Portfolios will receive Morningstar Star Ratings when they have track records of a sufficient length. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit. A situation may occur where Ibbotson personnel provide information to clarify style box assignment. However, the assignment process takes place independently from the Ibbotson business unit.

Morningstar is also in the business of creating indices. ETFs and an ETN have been created to track some of these indices including indices representing the Morningstar style boxes. An example would be the iShares Morningstar Large Value Index Fund. Morningstar receives a licensing fee from the ETF/ETN manufacturer based on the assets in these ETFs/ETN. While Ibbotson does not anticipate using these ETFs or ETN as part of the initial allocations for a Portfolio, it is possible that these ETFs or ETN could be used in a Portfolio at some time in the future. If this situation arises, Ibbotson will waive a portion of the subadvisory fee equal to the portion of the licensing fee attributable to the assets of the Portfolio invested in such ETF/ETN, and such waived amount shall be passed through to the applicable Portfolio. See also “Additional Information About Investment Strategies – Limitations on Investments in Underlying ETFs” above.

Finally, Ibbotson and other Morningstar business units act as adviser, subadviser or consultant on other portfolios or fund of funds products. These products invest in a variety of vehicles including actively managed funds, separate accounts, index funds and ETFs. Also, Ibbotson provides trading instructions to a custodian but does not do the actual trading in all of these cases. A conflict of interest may arise between the investment strategies of the Portfolios and the other accounts managed by Ibbotson, and by other Morningstar separate business units, and in particular, the other accounts managed by the Portfolio Managers.

Alerian Portfolio

Potential conflicts of interest may arise when the Portfolio’s Portfolio Manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Manager of the Portfolio.

The Adviser and the Portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of Portfolio Managers by assigning Portfolio Managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Ibbotson and Alerian Portfolios

Potential conflicts that could apply to one or more of the Portfolios include:

37

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the Portfolio Manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the Portfolio Manager might be motivated to help certain funds and/or accounts over others. The Portfolio Manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Portfolio Manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Compensation Structure Disclosure

Ibbotson Portfolios

38

The Subadviser is responsible for the day-to-day management of the Ibbotson Portfolios. Portfolio Managers and team members at the Subadviser who are responsible for the day-to-day management of the Portfolios are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based solely on portfolio performance.

Alerian Portfolio

The Portfolio Manager who is responsible for the day-to-day management of the Alerian Portfolio is paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Ownership of Securities

The table below identifies ownership in the Portfolios by each Portfolio Manager:

Portfolio Manager	Ownership Range (as of December 31, 2012)
Scott Wentsel	None
Carrie Scherkenbach	None
Jared Watts	None
Brian Huckstep	None

Portfolio Manager	Ownership Range (as of February 28, 2013)
Michael Akins	None

THE DISTRIBUTOR

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter and national distributor for the shares of the Portfolios pursuant to a Distribution Agreement with the Trust dated as of April 30, 2013 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Portfolio’s shares is continuous. The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. As disclosed in the Trustee and Officer tables on pages 25 and 26, Messrs. Thomas A. Carter and Patrick D. Buchanan are affiliated persons of the Distributor and the Trust. In addition, the Distributor is a wholly owned subsidiary of ALPS Holdings, which is a wholly owned subsidiary of DST. The Distribution Agreement provides that, unless sooner terminated, it will continue until two years from the date of the Distribution Agreement and shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

39

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, II and Class III shares, respectively (the “12b-1 Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Class I Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other intermediaries that provide those services. The Board of Trustees has currently authorized such payments for the Class I Portfolios.

40

Class II and III Distribution Plans

The Class II and III shares have each adopted an Offensive Distribution Plan (the “Class II and III Distribution Plans”) that permits the use of each Portfolio’s assets to compensate the Distributor for its services in distributing shares and servicing shareholder accounts. The Class II and III Distribution Plans also recognize that the Adviser and Subadviser (as applicable) may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II and III Distribution Plans, the Distributor receives an amount equal to 0.25% of the average annual net assets of the Class II or III shares, as applicable, of each Portfolio. All or a portion of the fees paid to the Distributor under the Class II and III Distribution Plans will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services. These services generally include responding to financial intermediaries’ inquiries, directing said customers’ communications, account balance maintenance and dividend posting.

Because the fees paid under the Class II and III Distribution Plans are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. For the reporting period ended December 31, 2012, the following table shows the 12b-1 fees that were collected for the Class II shares of each Portfolio in operation as of December 31, 2012.

Portfolio	Advertising and Literature	Printing and Postage	Compensation to Broker- Dealers	Compensation to Sales Personnel	Net Fees
Conservative ETF Asset Allocation Portfolio	$0	$0	$75,691	$0	$75,691

Income and Growth ETF Asset Allocation Portfolio	0	0	253,095	0	253,095

Balanced ETF Asset Allocation Portfolio	0	0	405,970	0	405,970

Growth ETF Asset Allocation Portfolio	0	0	287,250	0	287,250

Aggressive Growth ETF Asset Allocation Portfolio	0	0	89,493	0	89,493

Class III Shareholder Services Plan

The Ibbotson MVP ETF Portfolio and the ALPS/Alerian Energy Infrastructure Portfolio have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class III

41

shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities shall be reimbursed to the Portfolio as soon as practicable.

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company. No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that purchase shares of the Portfolios or provide other services. Such payments are in addition to any 12b-1 fees and/or shareholder services fees or other expenses paid by the Portfolios. These additional payments may be made to financial intermediaries, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend a Portfolio to you. Please contact your financial intermediaries for details about any payments it may receive in connection with the purchase of a Portfolio or the provisions of services to the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

FUND ADMINISTRATION

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is a wholly owned subsidiary of ALPS Holdings. As discussed above, ALPS Holdings is a wholly-owned subsidiary of DST and the parent of the Adviser and the Distributor. AFS serves as Administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS does not charge the Trust a fee in connection with providing services under the Administration Agreement.

FUND TRANSFER AGENT

AFS, whose principal business address is shown above, also serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

PORTFOLIO TRANSACTIONS

42

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolio by ALPS Advisors, Inc. (the “Adviser”). With respect to the Ibbotson Portfolios, such orders are based on instructions given by Ibbotson Associates, Inc. (the “Sub-Adviser”), pursuant to authority contained in each Ibbotson Portfolio’s Advisory and Sub-Advisory Agreements. The Adviser is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Adviser’s transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Adviser in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts. Such research is used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser is authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Alerian Portfolio may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy infrastructure company securities and experience in the energy infrastructure market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Trustees periodically review the Adviser’s performance of their responsibilities in connection with the

43

placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Adviser outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

For the period January 1, 2012 through December 31, 2012 the Portfolios did not pay any commission to brokers who were affiliated with the Trust, the Adviser, Subadviser or Distributor, or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Portfolio in operation as of December 31, 2012, for the periods ended December 31, 2010, December 31, 2011, and December 31, 2012.

Portfolio	Period Ended 12/31/12	Period Ended 12/31/11	Period Ended 12/31/10
Conservative ETF Asset Allocation Portfolio	$3,347	$4,036	$1,885
Income and Growth ETF Asset Allocation Portfolio	8,709	13,249	4,136
Balanced ETF Asset Allocation Portfolio	14,956	26,764	9,745

Growth ETF Asset Allocation Portfolio	12,270	25,672	11,924
Aggressive Growth ETF Asset Allocation Portfolio	4,917	7,153	4,232

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows the owners of record of 5% or more of each outstanding class of shares in operation prior to April 30, 2013 of the Portfolios as of March 7, 2013.

Class I

Shareholder	Ibbotson Conservative ETF Asset Allocation Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

44

Minnesota Life Insurance Co. 400 Robert St. North St. Paul, MN 55101	64.11%	51.22%	31.75%	77.90%	75.26%
Lincoln Benefit Life Insurance Co. 2940 S. 84th St. Lincoln NE 68506	22.19%	38.59%	58.48%	19.74%	20.32%
Symetra Life Insurance Co 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004	13.02%	9.09%	9.25%	0.00%	0.00%

Class II

Shareholder	Ibbotson Conservative ETF Asset Allocation Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
Minnesota Life Insurance Co. 400 Robert St North St. Paul, MN 55101	58.42%	32.52%	36.40%	26.45%	27.98%
Annuity Investors Life Insurance Co. 301 E. Fourth St. Cincinnati, OH 45202	15.06%	7.40%	8.79%	21.51%	0.00%
Jefferson National Life Insurance Co. 9920 Corporate Campus Drive, Suite 1000 Louisville KY 40223	9.90%	0.00%	0.00%	0.00%	0.00%

45

Ohio National Life Insurance Co. One Financial Way Cincinnati, OH 45242	9.68%	0.00	6.99%	8.41%	12.46%
PHL Variable Insurance Co. One American Row Hartford, CT 06102	0.00%	37.82%	18.46%	19.23%	41.69%
Phoenix Life Insurance Co. One American Row Hartford, CT 06102	0.00%	8.16%	5.41%	6.23%	6.99%
Ameritas Life Insurance Corp 5900 O Street Lincoln NE 68510	0.00%	0.00%	6.10%	0.00%	0.00%
Symetra Life Insurance Co 777 108th Avenue, NE Suite 1200 Bellevue, WA 98004	0.00%	0.00%	0.00%	0.00%	5.82%

The person or organizations listed above owning 25% or more of the outstanding shares of the Portfolios may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those entities would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholder of such Portfolio. Insofar as the Trust is aware, as of March 7, 2013, no person owned, beneficially or of record, more than 25% of the outstanding shares of the Portfolios, except for (1) Minnesota Life Insurance Company, with respect to all of the Portfolios in operation as of April 30, 2013, and (2)PHL Variable Insurance Company, with respect to the Ibbotson Income and Growth ETF Asset Allocation Portfolio and the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio. Each of these entities is believed to hold its shares of the Portfolios as nominee for the benefit of its clients.

As of March 7, 2013, the officers and directors as a group own less than 1% of the outstanding class of shares of each Portfolio.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Portfolio less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

•

by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price;

46

•	by valuing portfolio securities for which a quote is readily available at the last quoted price;

•	by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

•

by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. The NYSE is ordinarily open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, each Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of Portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the Investment Company Act of 1940, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not

47

reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act that provides that each series of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. The Portfolio may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio’s responsibilities under the 1940 Act. Shareholders who receive redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. The Portfolios pay capital gains and income dividends annually. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Portfolios, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Portfolios just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

RETURN OF CAPITAL DISTRIBUTIONS. A portion of the Alerian Portfolio’s distributions are expected to consist of a return of capital rather than a distribution of profits. Shareholders in the Alerian Portfolio who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Alerian Portfolio when, in fact, they are not. Shareholders should not assume that the source of the distributions is from net profits of the Alerian Portfolio.

TAXES. Each Portfolio is treated as a separate entity for U.S. federal income tax purposes and each Portfolio intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Code. As a result, the Portfolio will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders, that is, the insurance companies’ separate accounts and qualified pension and retirement plans. Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement to avoid a nondeductible 4% excise tax imposed by Section 4982 of the Code. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies (or their affiliates) held in connection with variable contracts. The Portfolios intend to qualify for this exemption and to make distributions in accordance with the calendar year distribution requirements, and therefore the Portfolios do not expect to be subject to this excise tax.

48

If any of the Portfolios fail to qualify as a regulated investment company, such Portfolio will be treated as a C corporation for U.S. federal income tax purposes, and be subject to federal, and potentially state, corporate income taxes on its taxable income and gains. Furthermore, distributions to such Portfolio’s shareholders will constitute ordinary dividend income to the extent of such Portfolio’s earnings and profits, and insurance policy and product holders could be subject to tax on distributions received with respect to Portfolio shares. In addition, as discussed below, the failure of a Portfolio to qualify as a regulated investment company would cause such Portfolio to fail to satisfy the diversification requirements applicable to variable annuity and variable life insurance contracts, which would result in taxation of the applicable insurance company’s separate accounts that own interests in the Portfolio, the insurance companies’ variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

Section 817(h) of the Code and the Treasury Regulations promulgated thereunder impose certain diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with such diversification requirements. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations promulgated thereunder place certain limitations on the proportion of each Portfolio’s assets that may be represented by a single investment or by securities issued by a single issuer. A contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder.

In determining whether a separate account is adequately diversified, the separate account can look through to the assets of the regulated investment company in which it has invested, provided that whose beneficial interests are held wholly by the separate accounts of insurance companies or qualified pension or retirement plans, and that is accessible to the public solely through the purchase of variable contracts. The Trust intends for each of the Portfolios to qualify for the foregoing look-through rule.

The Treasury Regulations promulgated under Section 817(h) of the Code require the Portfolios’ assets to be diversified so that no single investment (which includes all securities of the issuer) represents, as of the end of each calendar quarter or within 30 days thereafter, more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.

The Trust and each of the Portfolios intends to qualify as a regulated investment company under the provisions of Subchapter M of the Code and to comply with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations promulgated thereunder. The failure of any Portfolio to qualify as a regulated investment company or to satisfy the diversification requirements under Section 817(h) of the Code would result in taxation of the applicable insurance companies’ separate accounts that own interests in the Portfolio, the insurance companies’ variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

49

Each Portfolio is required to furnish to certain shareholders cost basis information indicating the holding period of those Shares purchased on or after January 1, 2012, and sold on and after that date. Unless a shareholder that is subject to the reporting requirement chooses an acceptable alternative cost basis method, the Portfolio will report cost basis information using a default cost basis method. The Portfolio is not required to furnish such information to shareholders defined as “exempt recipients” under Treasury Regulation Section 1.6045-1(c)(3) of the Internal Revenue Code. Such exempt interest shareholders generally include insurance companies and individual retirement plans. Shareholders should consult with their tax advisers to obtain more information about how the new cost basis reporting law may apply to them.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolios. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Contract accompanying this Prospectus.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures are used in determining how to vote proxies relating to fund securities. A copy of the Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI. A summary of proxies voted by the Portfolio for the most recent 12 month period ending June 30 is available without a charge, upon request, by contacting your insurance company or plan sponsor, on the Trusts’ website at www.alpsfunds.com, and filed on Form N-PX on the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formulas:

P* (1+T)ˆn = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and

50

distributions. The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The following formula is used to calculate average annual returns after taxes before liquidations:

P* (1+T)ˆn = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period, at the end of the base period, after taxes on Portfolio distributions but not after taxes on redemption

The following formula is used to calculate average annual returns after taxes after liquidations:

P* (1+T)ˆn = ATVDR

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years in the base period
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Portfolio distributions and redemption.

The Portfolio may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [ (ERV) - 1 ]

Other Information

The Portfolio’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Portfolio will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Portfolio Performance

The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Portfolio may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Daily, IBC/Donoghue’s Money Portfolio Report, Money Magazine, The Wall Street Journal and USA Today.

51

CODE OF ETHICS

The Trust, Adviser, Subadviser, and the Distributor have each adopted a Code of Ethics. These policies permit personnel of such entities to purchase and sell securities held by the Portfolio, subject to certain policies that govern personal investing. These Codes of Ethics have been filed with the SEC as exhibits to the Trust’s registration statement.

CUSTODIAN

The Custodian for each Portfolio is The Bank of New York Mellon, One Wall Street, New York, New York 10286 (“BNY Mellon”). As Custodian, BNY Mellon will hold all of each Portfolio’s securities and cash. BNY Mellon receives a market value fee, which is billed to and paid by the Adviser on a monthly basis.

INDEX PROVIDER

Alerian is the index provider for the Alerian Portfolio (“Index Provider”). Alerian is an independent company that provides objective market information, and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Alerian Portfolio. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Portfolio to utilize the Index. The Alerian Portfolio pays no fees to Alerian or the Adviser under the Sub-Licensing Agreement.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

LICENSE AGREEMENT AND DISCLAIMERS

The information contained herein regarding the Index was provided by the Index Provider.

Shares of the Alerian Portfolio are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Alerian Portfolio or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Alerian Portfolio into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Alerian Portfolio to be listed or in the determination or calculation of the equation by which the Shares of the Alerian Portfolio are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Alerian Portfolio.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Alerian Portfolio, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability

52

or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

The Alerian Energy Infrastructure Index (the “Index”) is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Alerian Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Alerian Portfolio or the timing of the issuance or sale of the Alerian Portfolio or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Alerian Portfolio. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

53

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm audits the annual financial statements for the Trust and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the December 31, 2012 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Report have been audited by Deloitte & Touche LLP, whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report and Semi-Annual Report at no charge by writing or telephoning the Trust at the address or number on the front page of this Statement of Additional Information.

LEGAL COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 serves as the Trust’s legal counsel.

54

APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the

55

following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.

Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on. Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members include Chief Compliance Officer, Deputy Chief Compliance Officer(s), Chief Investment Officer, Vice President of Investments and Head of Trading, and Vice President and Director of Index Management & Product Oversight who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person

56

could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

III.	PROXY VOTING GUIDELINES

A. AAI’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional

57

circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.

AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.

On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.

ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

5.

Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

¡

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

58

6.

Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.

ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

V. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VI. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund’s N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

VIII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period. It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

59

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials
•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms
•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Amended: December, 22, 2010, February 14, 2013

60

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

61

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.

AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c. In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

63

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

(a)	(i)	Declaration of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(ii)	Amendment to Declaration of Trust, dated April 30, 2013, filed herewith.

	(iii)	Certificate of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(iv)	Certificate of Amendment to Certificate of Trust, dated April 30, 2013, filed herewith.

(b)

	(i)	Bylaws of the Trust dated July 26, 2000 is incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(ii)	Amendment to Bylaws of the Trust, dated April 30, 2013, filed herewith.

(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust dated July 26, 2000, as amended (incorporated herein by reference to Exhibit (a) of this filing) and Article 2 of the Bylaws, as amended (incorporated herein by reference to Exhibit (b) of this filing).

(d)	(i)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc., dated November 1, 2011, is incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No.7 as filed with the Commission on April 2, 2012.

	(ii)	Investment Subadvisory Agreement among the Trust, ALPS Advisors, Inc., and Ibbotson Associates, Inc., dated November 1, 2011, is incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No.7 as filed with the Commission on April 2, 2012.

	(iii)	Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. dated April 30, 2013, filed herewith.

	(iv)	Amendment to Investment Subadvisory Agreement among the Trust, ALPS Advisors, Inc., and Ibbotson Associates, Inc. dated April 30, 2013, filed herewith.

(e)	(i)	Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc., dated April 30, 2013, filed herewith.

	(ii)	Form of Participation Agreement, filed herewith.

	(iii)	Form of Amendment to Participation Agreement, filed herewith.

	(iv)	Form of Services Agreement, filed herewith.

(f)		Not Applicable.

(g)

	(i)	Custodian Agreement between the Trust and The Bank of New York (n/k/a The Bank of New York Mellon), dated February 22, 2007 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(ii)	Form of Amendment to Custodian Agreement between the Trust and The Bank of New York Mellon dated April 30, 2013, filed herewith.

(h)	(i)	Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(ii)	Amendment to Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., dated April 30, 2013, filed herewith.

	(iii)	Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(iv)	Amendment to Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc. dated April 30, 2013, filed herewith.

	(v)	Fee Waiver Letter Agreement among the Trust, ALPS Advisors, Inc. and Ibbotson Associates, Inc. with respect to the Ibbotson Portfolios dated April 30, 2013, filed herewith.

	(vi)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS/Alerian Energy Infrastructure Portfolio, filed herewith.

(i)		Opinion and Consent of Davis Graham & Stubbs LLP, filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP, filed herewith.

(k)		None.

(l) (i)		Share Purchase Agreement between the Trust and ALPS Fund Services, Inc. dated February 23, 2007 is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 1 as filed with the Commission on March 14, 2007.

	(ii)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc. dated April 30, 2013, filed herewith.

(m)	(i)	Class I Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit (m)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(ii)	Class II Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(iii)	Class III Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed herewith.

	(iv)	Class III Shareholder Servicing Plan, filed herewith.

(n)		Form of Rule 18f-3 Plan, dated April 30, 2013, filed herewith.

(o)		Reserved.

(p)	(i)	Trust Code of Ethics, dated December 7, 2006 is incorporated by reference to Exhibit (p)(i) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.

	(ii)	ALPS Holdings, Inc. Code of Ethics, applicable to ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc., dated May 1, 2010, as amended, filed herewith.

	(iii)	Ibbotson Associates, Inc. Code of Ethics, dated February 1, 2005, as amended, is incorporated by reference to Exhibit (p)(iii) to Post-Effective Amendment No. 7 as filed with the Commission on April 2, 2012.

(q)		Powers of Attorney for Mary K. Anstine, David M. Swanson, Scott Wentsel and Jeremy Deems are incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 5 as filed with the Commission on April 4, 2011.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Registrant is controlled by its Board of Trustees. (See “Management of the Trust” in Part B hereof.)

ITEM 30. INDEMNIFICATION.

Article 8, Section 8.1 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any Trustee or officer. It states, in part, that no personal liability for any debt or obligation of the Trust shall attach to any Trustee of the Trust. Section 8.5 states that the Registrant shall indemnify any present or past Trustee, officer, employee, or agent of the Trust to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such trustee, director, officer, employee, or agent. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification, however, will not be provided in certain circumstances. These include, among others, instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular person involved.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The business and other connections of the Adviser and its directors and officers are disclosed in the prospectus and statement of additional information.

ALPS Advisors, Inc.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	Chief Executive Officer and a Director of ALPS Holdings, Inc. and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Distributors, Inc.	Fund Servicing
Thomas A. Carter	President, Director	See Trustee and Officer Table in SAI	Fund Servicing
Jeremy O. May	Executive Vice President, Director	President and Director of ALPS Fund Services, Inc. and Executive Vice President and Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Tané T. Tyler	Senior Vice President, General Counsel, Assistant Secretary	General Counsel and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Funds Distributors, Inc.	Fund Servicing
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Michael Akins	Senior Vice President, Index Management	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Eric Parsons	Vice President, Controller and Assistant Treasurer	Vice President, Controller and Assistant Treasurer, ALPS Distributors, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Patrick Buchanan	Vice President, Advisory Operations	See Trustee and Officer Table in SAI	Fund Servicing
Erin E. Douglas	Vice President,	Vice President, Senior	Fund Servicing

	Assistant General Counsel	Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.
JoEllen L. Legg	Vice President, Assistant General Counsel	Secretary, ALPS Series Trust	Fund Servicing
Paul F. Leone	Vice President, Assistant General Counsel	Secretary, RiverNorth Funds	Fund Servicing
David T. Buhler	Vice President, Associate Counsel	Secretary, Financial Investors Variable Insurance Trust, Secretary, Financial Investors Trust Secretary, Westcore Trust	Fund Servicing
Rhonda Mills	Vice President, Associate Counsel	Secretary, Transparent Value Trust Vice President and Assistant Secretary, Oak Associates Funds Secretary, The Caldwell & Orkin Funds, Inc. Secretary, Tilson Investment Trust	Fund Servicing
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Distributors, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Funds Distributor, Inc.	Not Applicable
Randall D. Young	Secretary	Secretary, ALPS Distributors, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Funds Distributor, Inc.	Not Applicable
Gregg Wm. Givens	Assistant Treasurer	Assistant Treasurer, ALPS Distributors, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Funds Distributor, Inc.	Not Applicable

*The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, CO, 80203.

Ibbotson Associates, Inc.

Name*	Position with Ibbotson and Associates, Inc.	Other Business Connections	Type of Business
Donald Scott Schilling	Chief Compliance Officer	None	Not Applicable
Scott A. Wentsel	Vice President	Trustee for the Registrant**	Trustee

Thomas M. Idzorek	Vice President	None	Not Applicable

*The principal business address for each of the Ibbotson Associates, Inc. representatives is: 22 W. Washington St., Chicago, IL 60602.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	ALPS ETF Trust, AMEX (SPDR Series Trust, DIAMONDS Trust, MidCap SPDR Trust), ALPS Series Trust, Ameristock, AQR Funds, Arbitrage Funds, BBH Trust, Bennett Group of Funds, BLDRS Trust, BPV Family of Funds, Brown Capital Management Funds, The Caldwell & Orkin Funds, Inc., Campbell Multi Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, , CornerCap Funds, CRM Mutual Fund Trust, Cullen Funds Trust, Drexel Hamilton Investment Partners, LLC, EGA Emerging Global Shares Trust, Financial Investors Trust, Firsthand Funds, , GLG Investment Series Trust, Henssler Funds, Heartland Funds, Holland Balanced Fund, IndexIQ ETF Trust, IndexIQ Trust, James Advantage Funds, Laudus Funds, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, PAX WorldSeries Trust I, Pax World Series Trust II, , Powershares QQQ Trust, RiverNorth Funds, Russell Exchange Traded Funds Trust, Select Sector SPDRS, Stonebridge Funds Trust, Stone Harbor Investment Funds, TDX Funds, Tilson Investment Trust, Transparent Value Trust, Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Funds, Whitebox Mutual Funds, Williams CapitalLiquid Assets Fund, Wilmington Funds , and WisdomTree Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., the distributor for Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter

Edmund J. Burke	None	Director

Thomas A. Carter	President, Trustee	President, Director

Jeremy O. May	None	Executive Vice President, Director

Robert Szydlowski	None	Senior Vice President, Chief Technology Officer

Tané T. Tyler	None	Senior Vice President, General Counsel, Assistant Secretary

Kenneth V. Hager	None	Vice President, Treasurer and Assistant Secretary

Eric Parsons	None	Vice President, Controller and Assistant Treasurer

Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer

Kevin J. Ireland	None	Senior Vice President, Director of Institutional Sales

Mark R. Kiniry	None	Senior Vice President, National Sales Director - Investments

Erin E. Douglas	None	Vice President, Senior Associate Counsel

JoEllen Legg	None	Vice President, Senior Associate Counsel

Steven Price	None	Vice President, Deputy Chief Compliance Officer

Paul F. Leone	None	Vice President, Assistant General Counsel

David T. Buhler	Secretary	Vice President, Associate Counsel

Rhonda Mills	None	Vice President, Associate Counsel

James Stegall	None	Vice President, Institutional Sales Manager

Jeff Brainard	None	Vice President, Regional Sales Manager

Randall D. Young	None	Secretary

Gregg Wm. Givens	None	Assistant Treasurer

* All addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

(a)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records to be maintained by the Trust).

(b)	ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor for each of the Trust’s Portfolios).

(c)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as transfer agent and fund accountant for each of the Trust’s Portfolios).

(d)	The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as custodian for each of the Portfolio’s investment portfolios).

(e)	ALPS Advisors, Inc., 99 High Street, Suite 303, Boston, Massachusetts 02110 (records relating to its functions as Adviser for each of the Portfolio’s investment portfolios).

(f)	Ibbotson Associates, Inc., 22 W. Washington St., Chicago, IL 60602 (records relating to its functions as Subadviser for each of the Ibbotson Portfolio’s investment portfolios).

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 5th day of April, 2013.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Thomas A. Carter	Trustee, Chairman, President & Chief Executive Officer	April 5, 2013
Thomas A. Carter

/s/ Patrick D. Buchanan	Chief Financial Officer & Treasurer	April 5, 2013
Patrick D. Buchanan

*	Trustee	April 5, 2013
Mary K. Anstine

*	Trustee	April 5, 2013
Jeremy W. Deems

*	Trustee	April 5, 2013
David M. Swanson

*	Trustee	April 5, 2013
Scott Wentsel

*By:	/s/ David T. Buhler
David T. Buhler
Attorney-in-fact

EXHIBIT INDEX

Item Number		Item

(a)	(ii)	Amendment to Declaration of Trust

(a)	(iv)	Certificate of Amendment to Certificate of Trust

(b)	(ii)	Amendment to Bylaws of the Trust

(d)	(iii)	Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc.

(d)	(iv)	Amendment to Subadvisory Agreement between the Trust, ALPS Advisors, Inc. and Ibbotson Associates, Inc.

(e)	(i)	Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc.

(e)	(ii)	Form of Participation Agreement

(e)	(iii)	Form of Amendment to Participation Agreement

(e)	(iv)	Form of Services Agreement

(g)	(ii)	Form of Amendment to Custodian Agreement between the Trust and The Bank of New York Mellon

(h)	(ii)	Amendment to Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc.

(h)	(iv)	Amendment to Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc.

(h)	(v)	Fee Waiver Letter Agreement among the Trust, ALPS Advisors, Inc. and Ibbotson Associates, Inc. with respect to the Ibbotson Portfolios

(h)	(vi)	Fee Waiver Letter Agreement among the Trust and ALPS Advisors, Inc. with respect to the ALPS/Alerian Energy Infrastructure Portfolio

(i)		Opinion and Consent of Davis Graham & Stubbs LLP

(j)		Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

(l)	(ii)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc.

(m)	(iii)	Class III Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940

(m)	(iv)	Class III Shareholder Servicing Plan

(n)		Form of Rule 18f-3 Plan

(p)	(ii)	ALPS Holdings, Inc. Code of Ethics, applicable to ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc.